UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

CARDINAL FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARDINAL FINANCIAL CORPORATION

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Cardinal Financial Corporation (the “Company”), which will be held on April 21, 2006 at 10:00 A.M., at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia. At the meeting, four directors will be elected for a term of three years each. Shareholders also will vote to approve an amendment to the Company’s 2002 Equity Compensation Plan, to approve an amendment to the Company’s deferred income plans and to ratify the appointment of KPMG LLP as the Company’s independent auditors for 2006.

Whether or not you plan to attend in person, it is important that your shares be represented at the meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed with this mailing, or follow the Internet instructions given to vote and submit your proxy. If you decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the meeting, you may do so, and your proxy will have no further effect.

The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the meeting.

Sincerely yours,

BERNARD H. CLINEBURG
Chairman and Chief Executive Officer
McLean, Virginia
March 21, 2006

CARDINAL FINANCIAL CORPORATION

8270 Greensboro Drive

Suite 500

McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 21, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting (the “Meeting”) of the holders of shares of common stock, par value $1.00 per share (“Common Stock”), of Cardinal Financial Corporation (the “Company”), will be held at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, on April 21, 2006 at 10:00 A.M., for the following purposes:

1.                To elect four directors for a term of three years each, or until their successors are elected and qualify;

2.                To approve an amendment to the Company’s 2002 Equity Compensation Plan;

3.                To approve an amendment to the Company’s deferred income plans;

4.                To ratify the appointment of KPMG LLP as the Company’s independent auditors for 2006; and

5.                To transact such other business as may properly come before the Meeting.

Holders of shares of Common Stock of record at the close of business on March 7, 2006 will be entitled to vote at the Meeting.

You are requested to complete, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting. A postage-paid return envelope is enclosed for your convenience. You also have the ability to vote and submit your proxy via the Internet instructions included in this mailing.

If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

This notice is given pursuant to direction of the Board of Directors.

Jennifer L. Deacon
Secretary
McLean, Virginia
March 21, 2006

CARDINAL FINANCIAL CORPORATION

PROXY STATEMENT

GENERAL INFORMATION 2006 ANNUAL MEETING OF SHAREHOLDERS APRIL 21, 2006

This Proxy Statement is furnished to holders of common stock, par value $1.00 per share (“Common Stock”), of Cardinal Financial Corporation (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2006 Annual Meeting of Shareholders to be held on April 21, 2006 at 10:00 A.M., at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, and at any adjournment thereof (the “Meeting”). At the Meeting, four directors will be elected for a term of three years each. Shareholders also are being asked to approve an amendment to the Company’s 2002 Equity Compensation Plan, to approve an amendment to the Company’s deferred income plans, and to ratify the appointment of KPMG LLP as the Company’s independent auditors for 2006.

The principal executive offices of the Company are located at 8270 Greensboro Drive, Suite 500, McLean, Virginia 22102. The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company’s shareholders is March 21, 2006.

The Board of Directors has fixed the close of business on March 7, 2006 as the record date (the “Record Date”) for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, there were 24,364,425 shares of Common Stock outstanding held by 673 shareholders of record. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting.

As of February 28, 2006, directors and executive officers of the Company and their affiliates, as a group, owned of record and beneficially a total of 3,339,944 shares of Common Stock, or approximately 12.95% of the shares of Common Stock outstanding on such date. Directors, executive officers and nominees for election to the Board of Directors of the Company have indicated an intention to vote shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy, FOR the approval of an amendment to the Company’s 2002 Equity Compensation Plan, FOR the approval of an amendment to the Company’s deferred income plans and FOR the ratification of KPMG LLP as the Company’s independent auditors for 2006.

A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, a broker nonvote will not be counted as voting in favor of or against the particular matter, or otherwise as a vote cast on the matter.

Shareholders of the Company are requested to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by the Company will be voted for election of the directors nominated for election, for the approval of the amendment to the Company’s 2002 Equity Compensation Plan, for the approval of the amendment to the Company’s deferred income plans, and for ratification of KPMG LLP as the Company’s independent auditors.

Shareholders can also deliver proxies by using the Internet. The Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting over the Internet are set forth on the enclosed proxy card. If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this Proxy Statement.

Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Company, by executing and delivering a substitute proxy dated as of a later date to the Company or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the date of the Meeting, to Jennifer L. Deacon, Secretary, Cardinal Financial Corporation, 8270 Greensboro Drive, Suite 500, McLean, Virginia 22102.

The Company will pay all of the costs associated with this proxy solicitation. In addition, certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of the shares.

OWNERSHIP OF COMPANY SECURITIES

Security Ownership of Directors and Executive Officers

The following table sets forth certain information, as of February 28, 2006, with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors (including the nominees for election to the Board of Directors), by each of the executive officers named in the “Summary Compensation Table” below and by all directors, nominees and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the individual living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director, nominee or executive officer can vest title in himself or herself at once or at some future time.

Name(1)	Common Stock Beneficially Owned(2)	Exercisable Options Included in Beneficially Owned Common Stock	Percentage of Class
B. G. Beck	135,804	7,750	*
Wayne W. Broadwater	93,569	16,250	*
William G. Buck	132,750	7,750	*
Bernard H. Clineburg(4)	1,042,789	900,426	4.17%
Sidney O. Dewberry	115,950	8,750	*
John W. Fisher	605,750	8,750	2.49%
Michael A. Garcia	43,968	9,700	*
J. Hamilton Lambert	78,448	12,250	*
William E. Peterson	119,750	8,750	*
James D. Russo	141,590	15,200	*
John H. Rust, Jr.	132,779	17,250	*
George P. Shafran	182,381	22,917	*
Alice M. Starr	59,450	8,200	*
Named Executive Officers
Christopher W. Bergstrom	105,094	80,000	*
Kim C. Liddell	80,636	76,000	*
F. Kevin Reynolds	105,354	80,000	*
Dennis M. Griffith	75,889	70,000	*
Current Directors and Executive Officers as a Group (20 persons)	3,339,944	1,433,943	12.95%

*                    Percentage of ownership is less than one percent of the outstanding shares of common stock.

(1)                The business address of each named person is c/o Cardinal Financial Corporation, 8270 Greensboro Drive, Suite 500, McLean, VA 22102.

(2)                The number of shares of Common Stock shown in the table includes 45,602 shares held for certain directors and executive officers in the Company’s 401(k) plan as of February 28, 2006.

(3)                The number of shares of Common Stock shown in the table includes shares that certain directors and executive officers have the right to acquire, or will obtain the right to acquire, through the exercise of stock options within 60 days following February 28, 2006.

(4)                Mr. Clineburg is also a Named Executive Officer.

Security Ownership of Certain Beneficial Owners

As of February 28, 2006, the Company was not aware of any shareholder that beneficially owned five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of shares of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16 (a) reports that they file, and the Company assists these individuals in this process. Based upon a review of SEC Forms 3, 4, and 5, the Company reports three late filings. Mr. Buck inadvertently filed late two reports on Form 4 covering the purchases of shares of common stock in May 2005 and August 2005. Ms. Cole filed a late Form 3 covering her beneficial ownership in the Company’s securities.

PROPOSAL 1 ELECTION OF DIRECTORS

General Information on the Election of Directors

Under the Company’s Articles of Incorporation and Bylaws, the Board of Directors is divided into three classes as nearly equal in number as possible. Directors in only one class are elected each year, each for a three-year term on the Board. This year, the class of four directors whose terms expire in 2006 are up for election. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

The Board of Directors directed the Nominating Committee of the Board to select the nominees for election as directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable. The following information sets forth the names, ages, principal occupations and business experience for the past five years for all nominees and incumbent directors.

Wayne W. Broadwater, who has been a director since 1997, is not standing for reelection.

Nominees for Election for Terms Expiring in 2009

Bernard H. Clineburg, 57, has been a director since 2001. Mr. Clineburg is the Company’s Chairman and Chief Executive Officer. He was the Company’s President since his joining the Company in 2001 until March 2006. Mr. Clineburg, a local bank executive for more than thirty years, is the former Chairman, President and Chief Executive Officer of United Bank (formerly George Mason Bankshares). While Mr. Clineburg held the position as President, and later Chief Executive Officer, George Mason Bank grew from $160 million to $1 billion in assets prior to its being acquired by United Bank. Mr. Clineburg serves on the boards of trustees of the George Mason University Foundation and the Virginia Bankers Association School of Bank Management. He serves on the board of directors and the executive committee of the Virginia Bankers Association and is a member of the INOVA Health System Foundation Board. Mr. Clineburg also serves on the Advisory Board of the Conference of State Bank Supervisors and the ABA Community Bankers Council.

James D. Russo, 59, has been a director since 1997. Mr. Russo has been the Managing Director of Potomac Consultants Group in Virginia since 2000, and the Executive Director of Finance of Advancis Pharmaceutical Corporation since 2001. He was Senior Vice President and Chief Financial Officer of Shire Laboratories, Inc., a pharmaceutical research and development company in Rockville, Maryland, from 1994 to 2000. Mr. Russo also serves on the board of directors of Lion, Inc., which provides online services connecting mortgage brokers with wholesale lenders and consumers, and he serves on the board of trustees of TESST College of Technology, which operates four educational centers in the Washington, D.C. – Baltimore region.

John H. Rust, Jr., 58, has been a director since 1997. He is currently the Company’s Vice Chairman. Mr. Rust has been an attorney with the law firm of Rust & Rust in Fairfax, Virginia since March 2001. He previously was of counsel in the law firm of Wilkes Artis from September 1998 to February 2001. Mr. Rust was a member of the Virginia House of Delegates from 1980-1982 and 1997-2001.

George P. Shafran, 79, has been a director since 2000. Mr. Shafran is President of Geo. P. Shafran & Associates, Inc., a consulting firm in McLean, Virginia. He was a director of Heritage Bancorp, Inc. and its predecessor, The Heritage Bank, from 1997-2000. He currently serves on numerous boards and committees, including NVR Mortgage Finance, Inc, the National Capital Area Red Cross, High Performance Group and E-Lynxx Corp.  He is Chairman of the AAA Mid-Atlantic advisory board and serves as a member of the advisory board of Base Technologies, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Serving for Terms Expiring in 2007

B. G. Beck, 69, has been a director since 2002. He is Vice Chairman & director of Viisage Technologies, Inc. and was President & Chief Executive Officer of Trans Digital Technologies from 2000 to 2004. Mr. Beck was President & Chief Executive Officer of Thermo Digital Technologies, Thermo Electron Corporation from 1997 to 2000, President of Thermo Washington, Thermo Electron Corporation from 1996 to 1999, Corporate Vice President of Coleman Research Corporation from 1990 to 1996 and President & CEO of Atlantic Systems Research & Engineering from 1984 to 1989.

Michael A. Garcia, 46, has been a director since 2003. He is President and Owner of Mike Garcia Construction, Inc. in Manassas, Virginia. Over its 26 years in business, Mr. Garcia has been recognized for excellence in home design and commercial construction. Mr. Garcia was honored as Northern Virginia’s Builder of the Year in 1995 and received Southern Living magazine’s choice for exclusive builder in Northern Virginia in 1995. Mr. Garcia was a founding director of the Company’s subsidiary Cardinal Bank—Manassas/Prince William, N.A. in 1999 and became a director of Cardinal Bank, N.A. when the two subsidiaries were merged in 2002.

J. Hamilton Lambert, 65, has been a director since 1999. Mr. Lambert is President of J. Hamilton Lambert and Associates, a consulting firm based in Fairfax, Virginia. He served as County Executive of Fairfax County from August 1980 to December 1990.

Alice M. Starr, 57, has been a director since 2001. She is President and CEO of Starr Strategies, a marketing and public relations consulting firm. She was Vice President of WEST*GROUP, a commercial real estate firm headquartered in McLean, Virginia, from 1990 to 2004. Ms. Starr worked as Director of Consumer Affairs for NVR, a large national homebuilder, and she was a Vice President of the Washington Airports Task Force. She serves as a Director of Walnut Springs, Inc. and on the Advisory Boards of Base Technologies, Inc. and Mount Vernon. She served as a Director of EnviroSystems, Inc, a nano-technology firm from 2001 – 2005. She has served on numerous non-profit boards, including as Chairman of the Corporate Community Relations Council of Northern Virginia, Fairfax County Public Library Foundation,

McLean Chamber of Commerce, McLean Project for the Arts, and Volunteer Fairfax.  She has served as a Director of The American Red Cross, Safe Community Coalition, Claude Moore Colonial Farm, Committee for Dulles, Medical Care for Children Partnership and as a Commissioner of the Virginia Commission for the Arts.

Incumbent Directors Serving for Terms Expiring in 2008

William G. Buck, 59, has been a director since 2002.  Mr. Buck has been the President of William G. Buck & Associates, Inc., a real estate brokerage, development and property management firm in Arlington, Virginia, since 1976. He has over seventeen years of prior experience as a member of the board of directors of several local banks.

Sidney O. Dewberry, P.E., L.S., 78, has been a director since 2002. He is currently our lead director. Mr. Dewberry is Chairman and Founder of Dewberry, which includes Dewberry & Davis LLC, an architectural, engineering, planning, surveying and landscape architecture firm headquartered in Fairfax, Virginia. Mr. Dewberry serves on numerous boards and committees, including the George Mason University Board of Visitors, the Greater Washington Board of Trade Board of Directors, the Northern Virginia Roundtable, the Washington Airports Task Force Board of Directors, the Northern Virginia Transportation Alliance, the Virginia Business-Higher Education Council, and the INOVA Health Systems Foundation Board.

John W. Fisher, 51, has been a director since 2002. Mr. Fisher founded the investment management firm of Wilson/Bennett Company in 1987 and Wilson/Bennett Capital Management, Inc. in 1994, which was acquired by the Company in June 2005. He is the President and Chief Investment Officer of Wilson/Bennett Capital Management, Inc. Prior to founding the Wilson/Bennett Company, Mr. Fisher was a Vice President with the E. F. Hutton Company.

William E. Peterson, 44, has been a director since 2003. He has been Principal and Officer of The Peterson Companies for the past 13 years. The Peterson Companies is a diversified real estate development and management company with over $120 million in annual revenues operating in 12 local jurisdictions in the greater Washington, D.C. metropolitan area. Mr. Peterson served as The Peterson Companies’ Chief Financial Officer from 1992 until 2001. In October 2001, he assumed the position of Chief Operating Officer of Peterson Management Company, which manages a commercial office and retail real estate portfolio of over 6 million square feet. Mr. Peterson was recently elevated to the position of President of Peterson Management Company. Mr. Peterson has also served on the boards of various charitable and community organizations including Leadership Fairfax, Northern Virginia Conservation Trust, and various United Methodist Church Boards.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the Chairman, President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that 10 of its 13 members are independent as defined by the listing standards of the Nasdaq Stock Market (“Nasdaq”), including the following: Messrs. Beck, Broadwater, Buck, Dewberry, Garcia, Lambert, Peterson, Russo and Shafran and Ms. Starr. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Meeting Attendance

Board and Committee Meetings

The Board of Directors holds regular meetings each year, including an annual meeting. During 2005, the Board of Directors held 13 regular meetings and no special meetings. Each director attended at least 75% of the 2005 meetings of the Board of Directors and its committees on which he or she served, with the exception of Mr. Beck.

Annual Meeting of Shareholders

The Company encourages members of the Board of Directors to attend the Annual Meeting of Shareholders. At last year’s Annual Meeting of Shareholders, all of the directors were in attendance.

The Committees of the Board of Directors

The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee, a Loan Committee, and a Nominating Committee. All Committees met at various times in 2005. Specific information regarding the Audit Committee, the Compensation Committee and the Nominating Committee is presented below.

Audit Committee

The Audit Committee consists of Mr. Russo, as Chairman, and Messrs. Beck, Lambert and Peterson and Ms. Starr. Each of the members of the Audit Committee is independent from the Company, in accordance with Nasdaq’s listing standards and the requirements of the SEC. The Board of Directors has also determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Russo qualifies as an “audit committee financial expert” as defined by regulations of the SEC.

The Audit Committee has adopted a charter, which provides guidance to the committee, the entire Board and the Company regarding its purposes, goals, responsibilities, functions and its evaluation. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. It reviews and accepts the reports of the Company’s independent auditors, internal auditor, and federal and state examiners. A copy of the charter is included as Exhibit A to this proxy statement. The Audit Committee met nine times during the year ended December 31, 2005. Additional information with respect to the Audit Committee is discussed under “Audit Information,” below.

Compensation Committee

The Compensation Committee consists of Mr. Shafran, as Chairman, and Messrs. Broadwater, Buck, Dewberry, and Lambert, all of whom the Board in its business judgment has determined are independent as defined by Nasdaq’s listing standards. The Compensation Committee reviews senior management’s performance and compensation and reviews and sets guidelines for compensation of all employees. The Compensation Committee met seven times during the year ended December 31, 2005. Additional information with respect to the Compensation Committee is discussed under “Executive Officers and Significant Employees—Compensation Committee Report on Executive Compensation,” below.

Nominating Committee

The Nominating Committee consists of Mr. Dewberry, Lead Director, Messrs. Beck, Broadwater, Buck, Garcia, Lambert, Peterson, Russo and Shafran and Ms. Starr. The Board of Directors in its business judgment has determined that all members of the Nominating Committee are independent as defined by Nasdaq’s listing standards. The Nominating Committee selects the nominees for election as directors. This committee is responsible for the selecting and recommending to the Board of Directors with respect to: (i) nominees for election at the Annual Meeting of Shareholders and (ii) nominees to fill Board vacancies. The Nominating Committee met one time during the year ended December 31, 2005. The Nominating Committee does not have a charter.

In identifying potential nominees, the Nominating Committee takes into account such factors as it deems appropriate, including the current composition of the Board of Directors, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent Directors and the need for specialized expertise. The Nominating Committee considers candidates for Board membership suggested by its members and by management, and the Nominating Committee will also consider candidates suggested informally by a shareholder of the Company.

The Nominating Committee believes that the following guidelines are the standards by which potential nominees should be evaluated:

•       the ability of the prospective nominee to represent the interests of the shareholders of the Company;

•       the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•       the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•       the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

Shareholders entitled to vote for the election of directors may recommend candidates for the Nominating Committee to consider formally in connection with an annual meeting. Information with respect to shareholder nominations is discussed later under “Proposals for 2007 Annual Meeting.”

Under the process used by the Company for selecting new candidates to the board of directors, the Nominating Committee, along with the Chairman and Chief Executive Officer, identify the need to add a new board member with specific qualifications or to fill a vacancy on the board. The Lead Director will initiate a search, working with staff support and seeking input from the board of directors and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the board may be presented to the Nominating Committee. A determination is made as to whether members of the board have relationships with preferred candidates and can initiate contacts. At least one member of the Nominating Committee, along with the Chairman and Chief Executive Officer, interviews prospective candidates. The Nominating Committee meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval by the full board of directors.

Communications with the Board of Directors

Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company’s Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no party is specified, the communication will be forwarded to the entire Board of Directors. Each communication intended for the Board of Directors and received by the Corporate Secretary will be forwarded to the specified party. The communication will not be screened and will be forwarded unopened to the intended recipient. Shareholder communications to the Board of Directors should be sent to:

Jennifer L. Deacon
Corporate Secretary
Cardinal Financial Corporation
8270 Greensboro Drive, Suite 500
McLean, Virginia 22102

Director Compensation

Each director is entitled to receive cash compensation for his or her service on the Board of Directors. Each director is paid $200 for each Board meeting attended, $100 for each committee meeting attended, and $175 for each Executive Committee meeting attended. James D. Russo, in his capacity as Audit Committee Chairman, receives a retainer of $60,000 annually.

Each non-employee director can participate in the Company’s deferred income plan for non-employee directors. Under this plan, a non-employee director may elect to defer all or a portion of any director-related fees including fees for serving on board committees. Director deferrals are matched 50% by the Company, with a maximum match per director of $10,000 annually, and are vested immediately.

John H. Rust, Jr., the Vice Chairman of the Board, receives a salary of $52,000 annually.  Mr. Rust participates in the Company’s group health insurance plan, and his insurance is paid 100% by the Company. Health insurance paid by the Company for the benefit of Mr. Rust for 2005 was $9,400. In addition, Mr. Rust received $15,395 in 2005 as other annual compensation for use and maintenance of his automobile and country club dues.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Executive Officers

The following information sets forth the names, ages, principal occupations and business experience for the past five years for all executive officers. Such information with respect to Bernard H. Clineburg, the Company’s Chairman and Chief Executive Officer, is set forth above in the “Proposal 1—Election of Directors” section.

Christopher W. Bergstrom, 46, has been President of Cardinal Bank since 2002. He was President and Chief Executive Officer of Cardinal Bank-Manassas/Prince William, N.A. from 1999 to 2002 when it merged with Cardinal Bank. Between 1982 and 1998, Mr. Bergstrom was employed with Crestar Bank where he served in a variety of retail and commercial functions including management of one of the organization’s commercial banking divisions covering Northern Virginia, the District of Columbia and Southern Maryland.

Robert E. Bradecamp, 52, has been Executive Vice President, Corporate Treasurer for Cardinal Bank since November 2004. From 1994 to 2004, he was employed by Riggs Bank, N.A. serving as Treasurer from 1996 to 2004 with duties that included interest rate risk management, liquidity management and portfolio management. Prior to joining Riggs, he was employed by MNC Financial Corp. serving various functions in their treasury area.

Kendal E. Carson, 49, has been President of the Company since March 2006. He is also Senior Executive Vice President of Cardinal Bank. Mr. Carson is the former President and Chief Executive Officer of United Bank of Virginia, which is headquartered in Tysons Corner, and former Executive Vice President, United Bankshares, Inc., the holding company for United Bank of Virginia. He held these positions from February 2000 until his departure from United Bank in February 2006.

Robert A. Cern, 55, has been our Executive Vice President and Chief Financial Officer since October 2004. From 2001 to 2004, he was Senior Vice President and Controller of Riggs Bank, N.A., and had similar functional responsibilities for Riggs National Corporation, both located in Washington, D.C. Prior to joining Riggs, he was Senior Vice President, Chief Financial Officer and Secretary of Permanent Bancorp, Inc. and its subsidiary, Permanent Bank, of Evansville, Indiana from 1998 to 2000.

Cynthia A. Cole, 53, has been our Executive Vice President and Director of Marketing since August 2005. From 2000 to 2005, she had her own marketing consulting firm. She has 22 years experience in financial services marketing management roles at several major banks and insurance companies.

Dennis M. Griffith, 57, has been the Executive Vice President of our Real Estate Lending Group since April 2002. From 1973 through 2001, Mr. Griffith was employed by Bank of America and its predecessor organizations. He held various real estate, lending and management positions including Manager of Commercial Real Estate for the metropolitan Washington, D.C. area.

Kim C. Liddell, 45, has been our Executive Vice President and Chief Operating Officer since December 2005. From March 2004 to November 2005, Mr. Liddell was our Executive Vice President and Chief Administrative Officer. From 2001 to 2004, Mr. Liddell was employed by two community banks, SequoiaBank in Bethesda and Planters Bank in Staunton, where he was Senior Vice President responsible for the Retail Banking, Marketing, Small Business Lending, and Mortgage Banking divisions. From 1999 to 2001, Mr. Liddell was the retail sales manager for 87 branches of First Virginia Bank in Northern Virginia, and from 1984 to 1999, he worked his way up in that bank’s Retail Banking Division from management trainee to regional sales manager for 23 branches in Northern Virginia.

F. Kevin Reynolds, 46, has been President of Cardinal Bank since 1999 and our Executive Vice President and Senior Lending Officer since 1998. Prior to 1998, Mr. Reynolds was the senior lending officer responsible for all facets of the commercial lending business of George Mason Bank and helped create George Mason Bank’s commercial lending group.

Significant Employees

D. Gene Merrill, 60, has been Chairman and Chief Executive Officer of George Mason Mortgage, LLC, (“George Mason”) a subsidiary of Cardinal Bank, since 2004. Prior to 2004, he was the President and Chief Executive Officer of George Mason since 1993.

H. Ed Dean, 37, has been President of George Mason since 2004. Prior to 2004, he was the Executive Vice President of George Mason since 1994.

Compensation Committee Report on Executive Compensation

The Compensation Committee (the “Committee”), which is composed of non-employee Directors of the Company, recommends to the Board of Directors the annual salary levels and any bonuses to be paid to the Company’s executive officers. The Committee also makes recommendations to the Board regarding the issuance of stock options and other compensation related matters.

General

The primary objective of the Company’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote its growth and profitability and advance the interest of the Company’s shareholders. As such, the compensation program is designed to provide levels of compensation which are reflective of both the individual’s and the organization’s performance in achieving the organization’s goals and objectives, both financial and non-financial, and in helping to build value for the Company’s shareholders. Based on its evaluation of these factors, the Committee believes that the executive officers are dedicated to achieving significant improvements in long-term financial performance and that the compensation plans the Committee has implemented and administered have contributed to achieving this management focus.

The principal elements of the Company’s compensation program include base annual salary, short-term incentive compensation under the Company’s incentive bonus plan, and long-term incentives through the grants of stock options under the 2002 Equity Compensation Plan and participation in the Company’s deferred income plans.

Executive Officers

In considering compensation for the executive officers, the Committee relied on compensation surveys and an evaluation of the officers’ level of responsibility and performance. In 2005, the Committee used the following compensation surveys to assist in developing its recommendation on compensation for 2005: the SNL Executive Compensation Review; the Sheshunoff Bank Executive and Director Compensation Survey; and the Virginia Bankers Association’s Salary Survey of Virginia Banks. The Committee believes that these are relevant and appropriate indicators of compensation paid by the Company’s competitors. The Committee received an evaluation by the Chief Executive Officer of the performance of the executive officers (other than the Chief Executive Officer) during 2005.

Based on the salary surveys and the performance evaluations, the Committee generally sets base annual salaries for the executive officers in the median range of salaries contained in the various surveys for comparable positions.

The Committee also reviewed each executive officer’s performance and responsibility to assess the payment of short-term incentive compensation. The Committee uses the compensation surveys and takes into consideration the performance of the Company relative to its peer group, taking into consideration profit growth, asset growth, return on equity, and return on assets. No particular weight is given to each of these elements. The cash bonuses were given based upon the role of such officers in the growth and profitability of the Company in 2005.

Each year, the Committee also considers the desirability of granting long-term incentive awards under the Company’s 2002 Equity Compensation Plan. The Committee believes that grants of options focus the Company’s senior management on building profitability and shareholder value. The Committee notes in particular its view that stock option grants afford a desirable long-term compensation method because they closely ally the interest of management with shareholder value. In fixing the grants of stock options with the senior management group, other than the Chief Executive Officer, the Committee reviewed with the Chief Executive Officer recommended individual awards, taking into account the respective scope of accountability and contributions of each member of the senior management group.

Chief Executive Officer

The Committee evaluated the performance of the Chief Executive Officer based on the financial performance of the Company, achievements in implementing the Company’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Committee. No particular weight was given to any particular aspects of the performance of the Chief Executive Officer, but his performance in 2005 was evaluated as outstanding, with the Company achieving record earnings and significant progress being made on the Company’s long-term strategy.

The Committee also reviewed the Chief Executive Officer’s performance and responsibility to assess the payment of short-term incentive compensation. The Committee uses the compensation surveys mentioned above, and takes into consideration the performance of the Company relative to its peer group, taking into consideration profit growth, asset growth, return on equity, and return on assets. No particular weight is given to each of these elements. The cash bonus given was based upon the growth and profitability of the Company in 2005.

The Committee also considered the desirability of granting long-term incentive awards under the Company’s 2002 Equity Compensation Plan. The Committee believes that grants of options focus the Company’s Chief Executive Officer on building profitability and shareholder value. The Committee notes in particular its view that stock option grants afford a desirable long-term compensation method because they closely ally the interest of management with shareholder value. The award to the Chief Executive Officer was fixed separately from the executive officer pool, and was based, among other things, on the review of competitive compensation data from selected peer companies and information on his total compensation as well as the Committee’s perception of his past and expected future contributions to the Company’s achievement of its long-term goals.

Compensation Committee

George P. Shafran, Chairman
Sidney O. Dewberry, Vice Chairman
William G. Buck
J. Hamilton Lambert
Wayne W. Broadwater

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company or any of its subsidiaries. In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Executive Officer Compensation

The following table shows, for the years ended December 31, 2005, 2004, and 2003, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served:

Summary Compensation Table

			Annual Compensation			Long Term Compensation
Name and Principal Position	Year		Salary($)	Bonus($)	Other Annual Compensation ($)	Securities Underlying Options(#)		All Other Compensation ($) (1)
Bernard H. Clineburg	2005		296,638	300,000	(2)	483,426	(3)	319,216
Chairman and Chief Executive	2004		249,043	250,000	(2)	200,000		1,938
Officer	2003		203,758	50,000	(2)	201,000	(3)	5,975
Christopher W. Bergstrom	2005		155,195	110,000	(2)	49,515		12,357
President, Cardinal Bank	2004		137,184	40,000	(2)	15,000		2,821
	2003		119,388	27,600	(2)	10,000		3,009
Dennis M. Griffith	2005		154,985	110,000	(2)	50,000		39,618
Executive Vice President,	2004		136,974	40,000	(2)	15,000		2,650
Cardinal Bank	2003		118,990	27,500	(2)	10,000		2,212
					(2)
Kim C. Liddell	2005		151,912	110,000	(2)	70,000		12,847
Executive Vice President and	2004	(4)	109,003	40,000	(2)	10,000		2,088
Chief Operating Officer
F. Kevin Reynolds	2005		155,546	110,000	(2)	49,069		8,279
President, Cardinal Bank	2004		137,184	40,000	(2)	15,000		3,126
	2003		119,973	27,600	(2)	10,000		3,020

(1)                Amounts presented represent total contributions to the Company’s 401(k) and deferred income plans on behalf of each of the named executive officers to match pre-tax elective deferral contributions  (which are included under the “Salary” column) made by each executive officer to such plans. For Mr. Clineburg, compensation related to his supplemental executive retirement plan of $262,916 is included for 2005.

(2)                All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(3)                Amounts disclosed include 7,750 and 1,000 shares of Common Stock for the years ended December 31, 2005 and 2003, respectively, that underlie options granted to Mr. Clineburg in his capacity as a director.

(4)                Mr. Liddell’s employment with the Company commenced March 1, 2004.

Stock Options

The following table sets forth for the year ended December 31, 2005, the grants of stock options to the named executive officers in 2005:

Option Grants in the Year ended December 31, 2005

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in 2005 (%)(2)	Exercise or Base Price ($/Share)(3)	Expiration Date	Grant Date Present Value ($)(4)
Bernard H. Clineburg	200,000	16.5	10.73	2/4/2015	1,006,823
	280,676	23.2	8.89	5/18/2015	1,164,656
	2,750	0.2	11.15	12/14/2015	14,491
Christopher W. Bergstrom	15,000	1.2	10.73	2/4/2015	75,512
	10,000	0.8	8.89	5/18/2015	41,495
	24,515	2.0	11.15	12/14/2015	129,180
Dennis M. Griffith	15,000	1.2	10.73	2/4/2015	75,512
	10,000	0.8	8.89	5/18/2015	41,495
	25,000	2.1	11.15	12/14/2015	131,736
Kim C. Liddell	20,000	1.7	10.73	2/4/2015	100,682
	10,000	0.8	8.89	5/18/2015	41,495
	40,000	3.3	11.15	12/14/2015	210,777
F. Kevin Reynolds	15,000	1.2	10.73	2/4/2015	75,512
	10,000	0.8	8.89	5/18/2015	41,495
	24,069	2.0	11.15	12/14/2015	126,830

(1)                All options were granted to the named executive officers in their capacities as such and are fully exercisable immediately. Options granted on February 4, 2005 were for services in 2004.

(2)                Options to purchase a total of 1,210,245 shares of Common Stock were granted to employees during the year ended December 31, 2005.

(3)                Stock options were awarded at the fair market value of the shares of Common Stock at the date of the award.

(4)                The Black-Scholes option pricing model was used to determine the “Grant Date Present Value” of the options listed in the table. The model for the grants assumed a volatility measure of 43.1%, a risk free interest rate of 4.3% and a dividend yield of 0.0%. The grant date present values set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, an optionee will realize will depend on the excess of market value of a share of the Company’s common stock over the exercise price on the date the option is exercised.

In the year ended December 31, 2005, no stock options were exercised by any of the named executive officers. The following table sets forth information with respect to the amount and value of stock options held by the named executive officers as of December 31, 2005.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Bernard H. Clineburg	900,426	80,000	2,828,126	546,500
Christopher W. Bergstrom	80,000	10,000	198,722	54,640
Dennis M. Griffith	70,000	10,000	139,010	54,640
Kim C. Liddell	76,000	4,000	34,960	5,640
F. Kevin Reynolds	80,000	10,000	201,175	54,640

(1)                The value of in-the-money options at fiscal year end is calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq National Market on December 31, 2005 and the exercise price of the options. Stock options of the named executive officers that were out-of-the-money at December 31, 2005 totaled 116,334.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2005, with respect to compensation plans under which shares of our common stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved by Shareholders
1999 Stock Plan	372,207	$4.60	14,838
2002 Equity Compensation Plan	1,897,014	$9.01	44,499
Equity Compensation Plans Not Approved by Shareholders(2)	—	—	—
Total	2,269,221	$8.29	59,337

(1)                Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)                The Company does not have any equity compensation plans that have not been approved by shareholders.

AGREEMENTS AND TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE

Employment Agreements

Bernard H. Clineburg has an employment agreement with the Company. Mr. Clineburg’s agreement, which is dated as of February 12, 2002, provides for his services as the Chairman and Chief Executive Officer of the Company. The initial term of his agreement is three years and automatically renews for rolling three year periods not to exceed ten years from the commencement date.  The agreement also provides that Mr. Clineburg will serve as Chairman of the Executive Committee, a member or Chair of all of the Board Committees of the Company except the Audit Committee, and as a director or Chair of all of the Company’s subsidiaries’ boards of directors. Mr. Clineburg’s employment agreement provides for a base salary of $200,000 and includes annual salary increases at the discretion of the Board of Directors and provides bonuses at the discretion of the Board of Directors, in cash or in stock, or both. Under Mr. Clineburg’s employment agreement, he was granted an option to purchase 150,000 shares of Common Stock, of which 110,000 are currently vested. The option to purchase the remaining 40,000 shares will vest over a two-year period at 20,000 shares per year. All options vest immediately if Mr. Clineburg’s employment is terminated for any reason except for cause. All options granted under the employment agreement were awarded with an option exercise price equal to the value of the shares on May 3, 2002. In the event the Company terminates Mr. Clineburg’s agreement without cause, he will receive a lump-sum severance payment equal to one year’s annual salary and bonus. In the event Mr. Clineburg’s employment agreement is terminated after a change in control, he will receive a lump-sum severance payment equal to 2.99 times his average total compensation over the most recent five calendar year period of his employment with the Company prior to termination. If Mr. Clineburg’s employment is terminated in 2006 following a change in control, his lump-sum severance would equal $3.0 million. Mr. Clineburg’s employment agreement includes a covenant not to compete with the Company for a period of one year from the date he is no longer employed by the Company. Mr. Clineburg is also able to participate in any employee benefit compensation plan offered by the Company.

The Company adopted a supplemental executive retirement plan for Mr. Clineburg effective October 2005. The plan is intended to be unfunded and maintained primarily for the purpose of providing deferred compensation to Mr. Clineburg. Upon retirement, Mr. Clineburg will be entitled to an annual retirement benefit equal to $20,000 per month payable for 180 months. The benefits in the plan vest incrementally based on years of service to the Company. If Mr. Clineburg becomes disabled or dies prior to retirement, or if a change in control of the Company occurs, the benefits vest immediately. The Company’s expense related to the plan was $263,000 in 2005.

Each of F. Kevin Reynolds, Christopher W. Bergstrom, and Kim C. Liddell, has an employment agreement with the Company, which is terminable at will by either party. Messrs. Reynolds and Bergstrom’s employment agreements are effective as of February 12, 2002. Mr. Liddell’s employment agreement is effective March 1, 2004. Each of these employment agreements provide for the provision of a base salary, eligibility for annual performance bonus and stock option grants, and participation in the Company’s benefits plans, all of which may be adjusted by the Company in its discretion. In addition, each employment agreement is subject to certain restrictive covenants in the event the officer voluntarily terminates his employment or is terminated for cause. Specifically, each officer is prohibited from rendering competing banking services in the local area and from soliciting our clients, prospective clients or employees for a certain period (12 months for Mr. Reynolds and Mr. Bergstrom, and six months for Mr. Liddell) following the date of termination. Mr. Reynolds’ and Mr. Bergstrom’s employment agreements provide for severance payments equal to 12 months of their current base salary in the event of termination without cause and 18 months of their current base salary in the event of a change in control. Mr. Liddell’s employment agreement provides for severance payments equal to six months of his current base salary in the event of termination without cause and 18 months of his current base salary in the event of a change in control. The lump-sum severance payment for each of Mr. Reynolds, Mr. Bergstrom and Mr. Liddell, if his employment is terminated in 2006 following a change in control, would equal $233,000, $233,000 and $228,000, respectively.

Certain Relationships and Related Transactions

Some of the directors and officers of the Company are at present, as in the past, banking customers of the Company. As such, the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate outstanding balance of loans to directors, executive officers and their associates, as a group, at December 31, 2005 totaled approximately $35.0 million, or 27% of the bank’s equity capital at that date.

William E. Peterson, a director, is the manager and a 3.1% owner of Fairfax Corner Mixed Use, L.C. Fairfax Corner Mixed Use, L.C. owns a building in the Fairfax Corner shopping center and leases office space to George Mason. The lease commenced on July 1, 2002 and will terminate on June 30, 2007 without any option to extend. The rent that George Mason pays to Fairfax Corner Mixed Use, L.C. ranges from $1.2 million to $1.5 million per year during the term of the lease. Rent payments totaled $1.2 million in 2005.

On June 8, 2005, the Company acquired Wilson/Bennett Capital Management, Inc. (“Wilson/Bennett”), an asset management firm based in Alexandria, Virginia (the “Acquisition”). John W. Fisher, a director of the Company, is the founder and President and Chief Investment Officer of Wilson/Bennett and owned 90% of Wilson/Bennett. The Company acquired Wilson/Bennett from Mr. Fisher and James Moloney, the other shareholder of Wilson/Bennett, for $1.6 million in cash and 611,111 shares of common stock. The Company believes that the terms of the transaction were substantially similar to the terms of similar transactions that are the result of “arms length” negotiations between unrelated parties.

In connection with the Acquisition, the Company entered into an Employment Agreement (the “Employment Agreement”) with Mr. Fisher as of June 8, 2005. The Company also entered into a Registration Rights Agreement with Messrs. Fisher and Moloney as of June 8, 2005. The following information provides a brief description of the material terms and conditions of these agreements.

The Employment Agreement provides for Mr. Fisher’s service as President and Chief Executive Officer of Wilson/Bennett. The term of the Employment Agreement continues until April 30, 2008, with automatic one-year renewals beginning on that date and each April 30 thereafter unless notice of non-renewal is provided by either party. The Employment Agreement provides for an annual base salary of $200,000. For each calendar year, Mr. Fisher is entitled to a bonus equal to (i) 10% of the net income of Wilson/Bennett if such net income does not exceed $1.0 million or (ii) $100,000 plus 20% of such net income if it exceeds $1.0 million. The Employment Agreement also provides for Mr. Fisher’s participation in employee benefit plans.

Under the terms of the Employment Agreement, the Company can terminate employment for or without “cause”, and Mr. Fisher can terminate employment with or without “good reason”, each as provided in the Employment Agreement. If the Company terminates his employment other than for cause, death or disability, or Mr. Fisher terminates his employment for good reason, the Company will pay Mr. Fisher 12 months of his salary, all unpaid accrued salary and bonus, and the bonus for the year in which employment terminated. In the event that Mr. Fisher resigns within three months of a change of control of the Company, as defined in the Employment Agreement, or within three months of the date that the Company’s current chief executive officer ceases to serve as such, the Company will pay Mr. Fisher 150% of the sum of the salary and bonus that he had received in the 12 months preceding the date of termination of employment.

The Employment Agreement also includes covenants relating to non-competition, non-solicitation of customers and non-hiring of employees for a period of 18 months following termination of employment under the Agreement.

Under the Registration Rights Agreement, the Company has agreed to provide certain demand registration rights with respect to the 611,111 shares of Common Stock that the shareholders of Wilson/Bennett acquired in the Acquisition. Such shareholders have the right to make one written request to the Company for the registration of shares of Common Stock under the Securities Act of 1933, as amended, to permit the resale of them by such shareholders. Such demand registration right is limited to one-third of such shares or, in the event that a change of control has occurred with respect to the Company, as provided in the Registration Rights Agreement, or the Company’s employment of its current chief executive officer as such has terminated, all of such shares. The Company has the option to repurchase any such shares following the receipt of a written request for registration from the shareholders.

COMMON STOCK PERFORMANCE GRAPH

The graph set forth below shows the cumulative shareholder return on the Company’s Common Stock during the five-year period ended December 31, 2005, as compared with: (i) an overall stock market index, the NASDAQ Composite; and (ii) a published industry index, the SNL Bank Index. The stock performance graph assumes that $100 was invested on December 31, 2000, for the five-year period.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Cardinal Financial Corporation	100.00	189.04	128.89	245.04	330.07	326.25
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL Bank Index	100.00	101.00	92.61	124.93	140.00	141.91

PROPOSAL 2 APPROVAL OF AN AMENDMENT TO THE CARDINAL FINANCIAL CORPORATION 2002 EQUITY COMPENSATION PLAN

The Proposal

The Board of Directors has adopted unanimously, and recommends that the Company’s shareholders approve, an amendment to the Cardinal Financial Corporation 2002 Equity Compensation Plan (the “Equity Plan”). The amendment increases the number of shares of Common Stock currently reserved for issuance under the Equity Plan from 1,970,000 to 2,420,000 (an increase of 450,000 shares). There are no other changes to the Equity Plan.

The Company’s experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. The Board of Directors approved the amendment to the Equity Plan on January 18, 2006.

The following summary provides a general description of the principal features of the Equity Plan.

General Information

The Equity Plan authorizes the Compensation Committee of the Board of Directors to award Incentive Stock Options (“ISOs”), Non-Qualified Stock Options (“NQSOs”), stock appreciation rights (“SARs”), stock awards, phantom stock awards and performance share awards to directors, officers, key employees and consultants to the Company and its subsidiaries who are designated by the Compensation Committee. The Equity Plan currently authorizes the issuance of 1,970,000 shares of common stock.

Shares are considered to be issued under the Equity Plan only when the shares are actually issued to a participant. Additionally, any shares tendered or withheld in payment of all or part of the exercise price of a stock option granted under the Equity Plan or in satisfaction of withholding tax obligations, and any shares forfeited or canceled in accordance with the terms of a grant or award under the Equity Plan will become available for issuance under new grants and awards under the Equity Plan.

The Equity Plan provides that if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Equity Plan and in the number of shares and price in all outstanding grants and awards made before such event.

As of February 28, 2006, the Company has made grants and awards as to 1,965,514 shares of Common Stock reserved for issuance under the Equity Plan, and issued 29,987 shares of Common Stock for options that have been exercised under the Equity Plan. These amounts reflect shares that have been forfeited or canceled in accordance with the terms of a grant or award or have been surrendered or withheld in satisfaction of tax withholding requirements. As a result, no shares of Common Stock remain available for grants and awards under the Equity Plan. The Company, however, has made grants and awards as to an additional 100,501 shares of common Stock subject to shareholder approval of the amendment to the Equity Plan. On February 28, 2006, the closing price for a share of the Company’s Common Stock on the Nasdaq National Market was $12.30.

The following table sets forth information as of February 28, 2006, relating to all grants of stock options under the Equity Plan to (i) each of the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The table does not include awards of Common Stock and restricted stock.

	Number of Securities Underlying Options Granted(1)	Exercise or Base Price ($/Share)	Value of Unexercised In-the-Money Options at February 28, 2006($)(2)
Bernard H. Clineburg	833,426	4.62 – 11.15	3,318,768
Christopher W. Bergstrom	69,515	4.62 – 11.15	202,842
Dennis M. Griffith	70,000	4.62 – 11.15	203,400
Kim C. Liddell	70,000	8.89 – 11.15	111,500
F. Kevin Reynolds	69,069	4.62 – 11.15	202,329
Executive Group	390,000	8.89 – 11.55	983,450
Non-Executive Director Group	93,000	8.89 – 11.15	239,388
Non-Executive Officer Employee Group	372,004	4.62 – 11.96	1,016,853

(1)                Stock options were granted at the closing sales price of a share of Common Stock at the date of the grant as reported on the Nasdaq SmallCap Market for options granted before December 17, 2003 and on the Nasdaq National Market for options granted after December 17, 2003.

(2)                The value of in-the-money options was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq National Market on February 28, 2006 and the exercise price of the options.

The Company intends to continue to grant options to purchase shares of Common Stock under the Equity Plan to directors, eligible officers and key employees. The persons eligible to participate in the Equity Plan include the directors and officers of the Company and its subsidiaries and over 425 employees. No determination has been made as to which of the persons eligible to participate in the Equity Plan will receive awards under the Equity Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

Grants and Awards under the Equity Plan

The principal features of awards under the Equity Plan are summarized below.

Stock Options.   The Equity Plan permits the grant of incentive stock options (ISOs) and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Except for an adjustment in the case of a corporate reorganization, stock dividend or other similar events, the option price cannot be reduced (by amendment, cancellation or otherwise) after the date of grant. The period in which an option may be exercised is determined by the Committee on the date of grant, but will not exceed 10 years. Payment of the option exercise price may be in cash or, if the grant agreement provides, by “cashless exercise” or surrendering previously owned shares of Common Stock or the Company withholding shares of Common Stock upon exercise to the extent permitted under the applicable laws and regulations.

Stock Appreciation Rights (SARs).   SARs may also be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the fair market value of a share of Common Stock on the date of grant of the SAR. SARs may be exercised at such times and subject to such conditions as may be prescribed by the administrator. The maximum period in which the SARs may be exercised will be fixed by the administrator at the time the SAR is granted, except that no SAR shall have a term of more than 10 years from the date of grant. At the discretion of the Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof.

Stock Awards.   The Committee may also authorize the grant of stock awards (i.e. shares of Common Stock). The stock award may be transferable or restricted for a set period of time or vest and become transferable upon the satisfaction of conditions set forth in the applicable award agreement. Restricted stock awards may be subject to forfeiture if, for example, the recipient’s employment terminates before the award vests. During the period of restriction, holders of restricted stock will have voting rights and the right to receive dividends on their shares.

Performance Shares.   The Committee may also award performance shares which entitle the participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if criteria performance objectives are satisfied. To the extent the performance share is earned, the Company’s payment obligations may be settled in cash, shares of Common Stock or a combination of both.

Stock Units.   The Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock. The award may entitle the recipient to receive, upon satisfaction of performance objectives, or other conditions set forth in the award agreement, cash, shares of Common Stock or a combination of both.

Transferability of Awards and Options

The Equity Plan provides that if an award or option agreement allows, an award or non-granted option SAR (other than a SAR related to an ISO) may be transferred by a participant to the participant’s children, grandchildren, spouse or one or more trusts for the benefit of such family members, or a partnership in which such family members are the only partners. The holder of an award or an option pursuant to such a transfer is bound by the same terms and conditions as was the participant who transferred the shares, provided however, that such transferee may not transfer the award or option except by will or the laws of descent and distribution.

Change of Control Provisions

The Equity Plan provides that in the event of a “Change of Control” (as defined in the Equity Plan), all outstanding stock options and SARs will become fully exercisable performance shares will be earned and the restrictions applicable to outstanding stock awards will lapse. The Committee may also provide that upon a change of control stock options shall be assumed, or an equivalent stock option substituted, by any successor to the Company, or the holder may exercise all stock options.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to the Company of grants and awards under the Equity Plan are summarized below.

Non-Qualified Stock Options.   Non-qualified stock options granted under the Equity Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options.   An employee will generally not recognize income on grant or exercise of an ISO; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

Stock Appreciation Rights.   There are no immediate federal income tax consequences to an employee when a SAR is granted. Instead, the employee realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

Stock Awards.   The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

Performance Shares.   A participant generally will not recognize taxable income upon the grant of performance shares. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the performance shares. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to phantom stock.

Stock Units.   A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to “qualified performance-based compensation.”  The Company believes that grants of options and SARs under the Equity Plan will qualify for the performance-based compensation exception to the deductibility limit.

Other Information

No grants or awards may be issued under the Equity Plan after February 25, 2014. The Board of Directors may amend or terminate the Equity Plan at any time, provided that no amendment will become effective until shareholder approval is obtained if the amendment increases the number of shares of Common Stock that may be issued under the Plan or the amendment changes the class of individuals eligible to become participants, or if such approval is required under any applicable law, rule or regulation.

Vote Required

The amendment to the Equity Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of the Company’s Common Stock.

Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE AMENDMENT TO THE 2002 EQUITY COMPENSATION PLAN.

PROPOSAL 3 APPROVAL OF AMENDMENT TO THE COMPANY’S DEFERRED INCOME PLANS

General

The Company currently has in place two deferred compensation plans, one for its management—the Cardinal Financial Corporation Executive Deferred Income Plan (the “Cardinal Plan”)—and one for its outside directors—the Cardinal Financial Corporation Directors Deferred Income Plan (the “Directors Plan”). In addition, George Mason has in place a deferred compensation plan for its management—the George Mason Mortgage, LLC Executive Deferred Income Plan (the “George Mason Plan”). All three plans are referred to as the “Deferral Plans” in the discussion of this proposal.

The purpose of each of the Cardinal Plan and George Mason Plan is to offer participants the opportunity to defer voluntarily current compensation for retirement income and other significant future financial needs for themselves, their families and other dependents. These two plans are also designed to provide the Company and its subsidiary with a vehicle to address limitations on its contributions under any tax-qualified defined contribution plan.

Participants in the Deferral Plans may elect from various investment funds, including a Company common stock fund that tracks the value of the Company’s Common Stock, for the amounts of compensation that they defer.

The Board of Directors of the Company adopted each of the Deferral Plans effective as of January 1, 2005, and such adoption did not require the approval of the Company’s shareholders.

The Amendment

On December 15, 2005, the Board of Directors amended each of the Deferral Plans to provide that any benefits to be payable from them that are attributable to a participant’s investment in the Company common stock fund would be in the form of shares of Common Stock. The Nasdaq Stock Market requires the Company to obtain shareholder approval for any issuance of Common Stock under equity compensation arrangements for officers, directors, employees or consultants of the Company.As a result, the Company is presenting this amendment to each of the Deferral Plans to the Company’s shareholders for their approval.

The Company has not currently authorized any specific number of shares of Common Stock for issuance under the Deferral Plans, but will do so prior to the payment of any benefit in the form of such shares.

Any benefits to be payable from the Deferral Plans that are attributable to a participant’s investment in a fund other than the Company common stock fund would continue to be in cash.

The Deferral Plans

The following summary provides a general description of the principal features of the Deferral Plans. The features of the Deferral Plans are identical except as described below.

Administration

The plan administrator of each of the Deferral Plans is the Company’s Compensation Committee.  The Compensation Committee has sole and absolute discretion to interpret the Deferral Plans and is empowered to determine all questions arising in the administration and application of the Deferral Plans, and such actions by the Compensation Committee are final, conclusive, and binding on all persons. All costs and expenses that the Compensation Committee incurs in administering and operating the Deferral Plans, if any, are paid by the Company, unless the Company gives notice that plan participants bear this expense, in whole or in part.

With respect to the Directors Plan, the Compensation Committee may appoint one or more employees of the Company to act as its plan administrator. The plan administrator has the authority to administer and operate the plan, and has such powers as are necessary to discharge those duties.

Eligibility and Participation

Any employee of the Company who is a member of a select group of management or highly compensated employees of the Company who has been selected by the plan administrator is eligible to participate in the Cardinal Plan. Any employee of the Company who is a member of a select group of management or highly compensated employees of George Mason who has been selected by the plan administrator is eligible to participate in the George Mason Plan.

Each non-employee director of the Company is eligible to participate in the Directors Plan and to defer payment of his or her retainers and meeting fees as provided in the plan.

Any eligible employee may become a participant in the Deferral Plans by completing and filing a deferral election form with the Company. All participants (or designated beneficiaries, if applicable) remain participants until his or her interest in the plan is fully distributed under the terms of the Deferral Plans.

Current participation in the Deferral Plans is as follows:

•       Cardinal Plan—11 current employees of the Company, including eight executive officers;

•       Directors Plan—11 current non-employee directors; and

•       George Mason Plan—13 current employees of George Mason.

Interests in the Deferral Plans

The table below presents disclosure of the interests of the current participants in the Deferral Plans. This table is for illustration purposes only to show the maximum number of shares of Common Stock that could be issued to participants in the Deferral Plans as of December 31, 2005. The Company would issue shares of Common Stock only with respect to any benefits that are attributable to a participant’s investment in the Company common stock fund, subject to shareholder approval of the amendment to the Deferral Plans.

Cardinal Plan	Total Deferrals in 2005(1)	Total Matching Contributions by the Company in 2005(2)	Total Amounts Held in Plan at December 31, 2005(3)	Investment in Company Common Stock Fund at December 31, 2005(4)	Estimated Number of Shares of Common Stock to be Issued(5)
Bernard H. Clineburg	$100,000	$50,000	$161,900	$56,525	4,596
Christopher W. Bergstrom	13,932	6,966	22,683	7,858	639
Dennis M. Griffith	75,000	37,500	123,977	76,308	6,204
Kim C. Liddell	15,188	7,594	25,685	25,685	2,088
F. Kevin Reynolds	7,742	3,871	12,711	4,367	355
All current executive officers only	231,487	115,744	379,333	197,173	16,030
All current participants, including current executive officers	258,777	129,389	423,813	212,586	17,283
Directors Plan
All current participants	$120,100	$37,613	$179,253	$179,253	14,573
George Mason Plan
All current participants	$1,455,461	$0	$1,637,063	$1,535,340	124,824

(1)                Amounts represent total compensation deferred in 2005 pursuant to each Deferral Plan by participants in them.

(2)                Amounts represent matching contributions by the Company in 2005 with respect to compensation that participants have deferred.

(3)                Amounts include earnings on deferred compensation and matching contributions in each Deferral Plan.

(4)                Amounts represent total amounts held in the Company common stock fund, as elected by participants, in each Deferral Plan. On December 15, 2005, the Board of Directors amended each of the Deferral Plans to provide that any benefits to be payable from them that are attributable to a participant’s investment in the Company common stock fund would be in the form of shares of Common Stock.

(5)                Amounts are based on (i) total amounts held in the Company common stock fund as of December 31, 2005 and (ii) the closing price for a share of Common Stock on the Nasdaq National Market of $12.30 on February 28, 2006. Amounts are solely estimates for presentation purposes, as shares of Common Stock are only payable upon a distribution from the Deferral Plans.

Accounts and Investments

A separate account is established for each participant and credited with the amounts deferred in accordance with the Deferral Plans. These accounts reflect deferrals and contributions, gains and losses, income and expenses allocated to a participant, as well as distributions or other withdrawals. Each participant may designate and allocate his or her deferral among hypothetical investment options, which are mutual funds or a Company common stock fund. Any matching contributions and earnings on such contributions are invested in the Company common stock fund.

A participant may elect to defer from 5% to 100% of his or her compensation (or, in the case of the Directors Plan, his or her retainer and meeting fees).

For participants in the Cardinal Plan and the Directors Plan, the Company may provide a match to participant accounts in such amounts as it may determine from time to time. The matching contribution under the Cardinal Plan may not exceed the greater of 50% of a participant’s deferral or $50,000 annually. For participants in the Directors Plan, the Company’s matching contributions will not exceed the greater of 50% of a participant’s deferral or $10,000 annually. The George Mason Plan does not currently provide for a matching contribution.

All participants in the Cardinal Plan and George Mason Plan are fully vested at all times in deferral amounts and deemed earnings upon deferrals. Participants become fully vested in matching contributions made by the Company, and deemed earnings upon such matching contributions, upon the fourth year after the matching contribution is made. However, a participant will become fully vested in his or her matching contributions upon death, disability, change of control, or retirement. Upon separation from service, a participant is entitled to the vested portion of his or her matching contributions, but forfeits any non-vested amount.

All participants in the Directors Plan are fully vested immediately in deferral amounts, deemed earnings upon deferrals, matching contributions, and deemed earnings upon matching contributions.

Payment of Benefits

Payments under the Cardinal and George Mason Plan are made on separation from service, death or disability or, if the participant elects, on a fixed date following the year of deferral. A distribution of a portion of the participant’s deferral account can also be made because of an unforeseeable emergency but only to the extent required to satisfy the emergency need. A participant may also elect in his or her deferral election form that a distribution of his or her entire account will be made in a lump sum payment within 30 days of the effective date of a change in control, overriding any prior election.

A participant’s deferral benefit is payable in the form elected by the participant on the annual deferral election form, which can be in a lump sum or, upon retirement, in installments up to 10 years.

Distributions from the Directors Plan are made on termination of service from the Board or death.

The Company is entitled to withhold all federal, state and local income, employment and other taxes required to be withheld by the Company in connection with payments made to participants under the Deferral Plans.

Restrictions on Transfer

Neither the participant nor his or her beneficiary has any right to sell, alienate, assign, transfer or otherwise convey the right to receive any payments under the Deferral Plans or any interest in the Deferral Plans, which payments and interest are expressly non-assignable and non-transferable. The interests of each participant under the Deferral Plans are not subject to claims of the participant’s creditors.

Unfunded Plans

The obligations incurred by the Company to pay deferral benefits to participants under the Deferral Plans are unsecured general obligations of the Company. The plans are unfunded, and the Company is not required to set aside assets to be used for payment of the benefits.

Federal Income Tax Consequences

Deferral contributions under the Deferral Plans are not taxable for federal income tax purposes in the year they would have otherwise been paid to participants. In addition, earnings accrued and amounts credited in accordance with the Deferral Plans are not taxable for federal income tax purposes in the year they are credited to the participant. These amounts are recognized as ordinary income in the year in which they are distributed to the participant. In the case of a distribution of shares of the Company’s common stock, the amount recognized as income is the fair market value of the shares on the date of distribution. The participant’s basis in any shares distributed under the plan is equal to the income recognized by the participant with respect to such shares.

The Company is allowed a deduction for federal income tax purposes at the time and in an amount equal to the ordinary income recognized by the participant.

The Deferral Plans are not qualified under Section 401(a) of the Internal Revenue Code.

State tax consequences may in some cases differ from those described above.

Other Information

The Deferral Plans may be terminated or amended at any time by the Board of Directors, effective as of the date specified, provided that no such termination or amendment shall decrease a participant’s deferral benefit accrued prior to the date of the termination or amendment.

Vote Required

The amendment to the Deferral Plans must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of the Company’s Common Stock.

Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE AMENDMENT TO THE DEFERRAL PLANS.

PROPOSAL 4 RATIFICATION OF INDEPENDENT AUDITORS

Ratification of Independent Auditor

The Audit Committee of the Board of Directors has recommended the appointment of KPMG LLP as independent auditors to audit the Company’s financial statements for the year ending December 31, 2006 and has determined that it would be desirable to request that the shareholders ratify such appointment. KPMG LLP has acted as the Company’s auditors since 1997 and has reported on financial statements during that period. A representative from KPMG LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

A majority of the votes cast by holders of shares of Common Stock is required for the ratification of the appointment of the independent auditor.

If the appointment of KPMG LLP as our independent auditor is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Company and its shareholders. If the shareholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP but may proceed with the retention of KPMG LLP if it deems it to be in the best interest of the Company and its shareholders.

AUDIT INFORMATION

General

The five members of the Audit Committee are independent as that term is defined in the listing standards of Nasdaq and by regulations of the SEC. The Audit Committee operates under a written charter that the Board of Directors has adopted.

Fees of Independent Public Accountants

Audit Fees.   The aggregate amount of fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2005 and 2004, and the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years, were $541,000 and  $284,000, respectively.

Audit-Related Fees.   The aggregate amount of fees billed by KPMG LLP for professional services rendered for audit-related services was $89,000 and $40,000 for the fiscal years ended December 31, 2005 and 2004, respectively. During 2005, these services included the audit of the Company’s 401(k) Plan and Form 11-K consent, the review of the Company’s HUD reporting compliance and the review of the Prospectus and Registration Statement on Form S-1 for its public offering. During 2004, these services included the audit of the Company’s 401(k) Plan and Form 11-K consent and the review of the Company’s HUD reporting compliance.

Tax Fees.   The aggregate amount of fees billed by KPMG LLP for professional services rendered in connection with the preparation of the Company’s tax returns for the fiscal years ended December 31, 2005 and 2004 were $21,000 and $22,500, respectively.

All Other Fees.   There were no fees billed by KPMG LLP for any services that are not already reported above.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that the Company’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, Treasurer or Controller, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

Audit Committee Report

The Audit Committee is composed of five directors, each of whom is independent within the meaning of the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Exhibit A to this proxy statement. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•       establishing and maintaining the Company’s internal control over financial reporting;

•       assessing the effectiveness of the Company’s internal control over financial reporting as of the end of each year;

•       the preparation, presentation and integrity of the Company’s consolidated financial statements; and

•       complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•       performing an independent audit of the Company’s consolidated financial statements and the Company’s internal control over financial reporting;

•       expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles; and

•       expressing an opinion as to management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee is responsible for:

•       the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•       monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and KPMG LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2005 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and KPMG LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified and supplemented. The Audit Committee has also received the written disclosures and the letter from KPMG LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP the firm’s independence from the Company. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

In addition, the Audit Committee has discussed with management its assessment of the effectiveness of internal control over financial reporting and has discussed with KPMG LLP its opinion as to both the effectiveness of the Company’s internal control over financial reporting and management’s assessment thereof.

Based upon its discussions with management and KPMG LLP and its review of the representations of management and the report of KPMG LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

James D. Russo, Chairman
B.G. Beck
J. Hamilton Lambert
William E. Peterson
Alice M. Starr

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Company’s 2005 Annual Report to Shareholders and a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 has been furnished to shareholders. Additional copies may be obtained by written request to the Secretary of the Company at the address indicated below. Such documents are not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO JENNIFER L. DEACON, SECRETARY, CARDINAL FINANCIAL CORPORATION, AT 8270 GREENSBORO DRIVE, SUITE 500, MCLEAN, VIRGINIA 22102.

PROPOSALS FOR 2007 ANNUAL MEETING

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2007 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 8270 Greensboro Drive, Suite 500, McLean, Virginia 22102, no later than November 21, 2006 in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. It is urged that any such proposals be sent by certified mail, return receipt requested.

The Company’s Bylaws also prescribe the procedures that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings. Under the Bylaws, notice of a proposed nomination or a shareholder proposal meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days’ notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders. Assuming a date of April 20, 2007 for the 2007 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 19, 2007 and no earlier than January 20, 2007.

The Company’s Bylaws require that the shareholder’s notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee’s written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Company’s Bylaws further require that the shareholder’s notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder’s beneficial ownership of the Company’s capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder’s nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of the Company. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

This Proxy Statement is given pursuant to direction of the Board of Directors.

Jennifer L. Deacon
Secretary

McLean, Virginia
March 21, 2006

Exhibit A

CARDINAL FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

I.                   Committee Membership

The Audit Committee shall consist of at least four but no more than eight directors. The members of the Audit Committee shall meet legal and regulatory independence and experience requirements, and at least one member shall have accounting or related financial expertise. The members of the Audit Committee shall be appointed by the Board of Directors and may be replaced by the Board.

II.              Continuous Activities—General

1.                 Provide an open avenue of communication between the independent auditor, Internal Audit and the Board of Directors.

2.                 Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3.                 Confirm and assure the independence of the independent auditor and the objectivity and qualifications of the internal auditor.

4.                 Review with the independent auditor and the Director of Internal Audit the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5.                 Inquire of management, the independent auditor and the Director of Internal Audit about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

6.                 Consider and review with the independent auditor and the Director of Internal Audit:

(a)          The adequacy of the Corporation’s internal controls, including computerized information system controls and security including whether such controls and procedures are designed to provide reasonable assurance that transactions entered into by the Company are properly authorized, assets are safeguarded from unauthorized or improper use, and transactions by the Company are properly recorded and reported; (ii) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and (iv) related findings and recommendations of management together with the independent auditor’s attestation report.

(b)         Related findings and recommendations of the independent auditor and Internal Audit together with the management’s responses.

7.                 Annually, consider and review with management, the Director of Internal Audit and the independent auditor:

(a)          Significant findings during the year, including the status of previous audit recommendations.

(b)         Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

(c)          Any changes required in the planned scope of the internal audit plan.

(d)         The Internal Audit Department charter, budget and staffing.

8.                 Meet periodically with the independent auditor, the Director of Internal Audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

9.                 Report periodically to the Board of Directors on significant results of the foregoing activities.

10.          Establish procedures for the receipt, review, and retention of complaints addressed to the Corporation as well as confidential, anonymous employee submissions regarding accounting, internal controls, or auditing matters, and advise the Board on any complaints or submissions which raise material issues regarding the Corporation’s financial statements or accounting policies.

11.          Discuss with management and the independent external auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

12.          Instruct the independent auditor that the Board of Directors, as the shareholders’ representa-tive, is the auditor’s client.

III.         Continuous Activities—Re: Reporting Specific Policies

1.                 Advise financial management and the independent auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2.                 Provide that financial management and the independent auditor discuss with the Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3.                 Inquire as to the auditor’s independent qualitative judgements about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Corporation.

4.                 Inquire as to the auditor’s views about whether management’s choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

5.                 Determine, with regards to new transactions or events, the auditor’s reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

6.                 Assure that the auditor’s reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

7.                 Inquire as to the auditor’s views about how the Corporation’s choices of accounting principles and disclosure practices may affect public views and attitudes about the Corporation.

IV.           Scheduled Activities

1.                 Recommend the selection of the independent auditor for approval by the Board of Directors and shareholders, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

2.                 Consider, in consultation with the independent auditor and the Director of Internal Audit, the audit scope and plan of the independent auditor and the internal auditors.

3.                 Review and discuss with management and the external auditor the quarterly financial statements and related disclosures prior to the filing of the 10-Q.

4.                 Review and discuss with management and the independent auditor, the results of annual audits and related comments in consultation with other committees as deemed appropriate, including:

(a)          The independent auditor’s audit of the Corporation’s annual financial statements, the accompanying footnotes and its report thereon. This review and discussion should occur prior to the filing of the 10-K and should also address management’s discussion and analysis of the financial results.

(b)         Any significant changes required in the independent auditor’s audit plans.

(c)          Any difficulties or disputes with management encountered during the course of the audit.

(d)         Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

5.                 Discuss with management and the independent auditor matters related to the accounting and disclosure of critical accounting estimates.

6.                 Review annually with the independent auditor and the Director of Internal Audit the results of the monitoring of compliance with the Corporation’s regulatory compliance.

7.                 Describe in the Corporation’s Annual Report the Committee’s compensation, and responsibilities and how they were discharged.

8.                 Arrange for the independent auditor to be available to the full Board of Directors, at least annually, to help provide a basis for the Board to recommend to the Shareholders the appointment of the auditor.

9.                 Review and update the Committee’s Charter annually.

V.                “When Necessary” Activities

1.                 Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

2.                 Review and approve in advance requests for any non-audit services to be performed by the Corporation’s independent auditor.

3.                 Review periodically, with general counsel, legal and regulatory matters that may have a material impact on the Corporation’s financial statements, compliance policies and programs.

4.                 Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

[PROXY CARD]

Cardinal Financial Corporation

Proxy Solicited on Behalf of The Board of Directors

The undersigned hereby appoints Robert A. Cern, Robert E. Bradecamp and Jennifer L. Deacon, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote on all matters as may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cardinal Financial Corporation, a Virginia corporation, to be held at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, on Friday, April 21, 2006 at 10:00 A.M., local time, or any adjournments thereof, for the following purposes:

(Continued and to be dated and signed on other side)

1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.  PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Annual Meeting of Shareholders of

CARDINAL FINANCIAL CORPORATION

April 21, 2006

Please Detach and Mail in the Envelope Provided

☒	Please mark your votes as in this example

	FOR nominees listed at right (except as written on the line below)	WITHHOLD AUTHORITY to vote for all nominees listed at right
1. To elect as directors the four persons listed as nominees for terms expiring in 2009.	☐	☐	Nominees: 2009 Bernard H. Clineburg James D. Russo John H. Rust, Jr. George P. Shafran

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) listed at right, write that nominee’s name on the space provided below.)

	FOR	AGAINST	ABSTAIN
2. To approve an amendment to the Company's 2002 Equity Compensation Plan.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
3. To approve an amendment to the Company’s deferred income plans.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
4. To ratify the appointment of KPMG LLP as the Company’s independent auditors for 2006.	☐	☐	☐

5.   To transact such other business as may properly come before the meeting.

2

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

Signature_________________Signature________________Printed Name__________________

Dated:_________________________

3

APPENDICES

THE FOLLOWING DOCUMENTS ARE BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS EDGAR SUBMISSION PURSUANT TO INSTRUCTION 3 OF ITEM 10 OF SCHEDULE 14A OF THE REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION. THEY ARE NOT PART OF THE PROXY STATEMENT THAT IS BEING PROVIDED TO THE SHAREHOLDERS OF THE COMPANY.

A.  Cardinal Financial Corporation 2002 Equity Compensation Plan

B.  Cardinal Financial Corporation Executive Deferred Income Plan

C.  Cardinal Financial Corporation Directors Deferred Income Plan

D.  George Mason Mortgage, LLC Executive Deferred Income Plan

Appendix A

CARDINAL FINANCIAL CORPORATION

2002 EQUITY COMPENSATION PLAN

(as amended and restated effective April 21, 2005)

CARDINAL FINANCIAL CORPORATION

2002 Equity Compensation Plan

As Amended and Restated Effective April 21, 2005

ARTICLE I DEFINITIONS		1

1.01.	Administrator	1
1.02.	Agreement	1
1.03.	Award	1
1.04.	Board	1
1.05.	Change in Control	1
1.06.	Change in Control Price	1
1.07.	Code	2
1.08.	Committee	2
1.09.	Common Stock	2
1.10.	Control Change Date	2
1.11.	Corporation	2
1.12.	Corresponding SAR	2
1.13.	Exchange Act	2
1.14.	Fair Market Value	2
1.15.	Incentive Stock Option	2
1.16.	Initial Value	3
1.17.	Non-Qualified Stock Option	3
1.18.	Option	3
1.19.	Participant	3
1.20.	Performance Shares	3
1.21.	Plan	3
1.22.	SAR	3
1.23.	Stock Award	3
1.24.	Stock Unit	4
1.25.	Subsidiary	4

ARTICLE II PURPOSES		5

ARTICLE III ADMINISTRATION		6

ARTICLE IV ELIGIBILITY		7

ARTICLE V STOCK SUBJECT TO PLAN		8

5.01.	Shares Issued	8
5.02.	Aggregate Limit	8
5.03.	Reallocation of Shares	8

ARTICLE VI OPTIONS		9

6.01.	Award	9

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6.02.	Option Price	9
6.03.	Maximum Option Period	9
6.04.	Nontransferability	9
6.05.	Transferable Options	9
6.06.	Employee Status	10
6.07.	Exercise	10
6.08.	Payment	10
6.09.	Change in Control	10
6.10.	Shareholder Rights	11
6.11.	Disposition of Stock	11

ARTICLE VII SARS		12

7.01.	Award	12
7.02.	Maximum SAR Period	12
7.03.	Nontransferability	12
7.04.	Transferable SARs	12
7.05.	Exercise	13
7.06.	Change in Control	13
7.07.	Employee Status	13
7.08.	Settlement	13
7.09.	Shareholder Rights	14

ARTICLE VIII STOCK AWARDS		15

8.01.	Award	15
8.02.	Vesting	15
8.03.	Employee Status	15
8.04.	Change in Control	15
8.05.	Shareholder Rights	16

ARTICLE IX PERFORMANCE SHARE AWARDS		17

9.01.	Award	17
9.02.	Earning the Award	17
9.03.	Payment	17
9.04.	Shareholder Rights	17
9.05.	Nontransferability	17
9.06.	Transferable Performance Shares	18
9.07.	Employee Status	18
9.08.	Change in Control	18

ARTICLE X STOCK UNITS		19

10.01.	Award	19

ii

10.02.	Earning the Award	19
10.03.	Payment	19
10.04.	Nontransferability	19
10.05.	Shareholder Rights	19
10.06.	Change in Control	20

ARTICLE XI ADJUSTMENT UPON CHANGE IN COMMON STOCK		21

ARTICLE XII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		22

ARTICLE XIII GENERAL PROVISIONS		23

13.01.	Effect on Employment and Service	23
13.02.	Unfunded Plan	23
13.03.	Rules of Construction	23
13.04.	Tax Withholding	23

ARTICLE XIV AMENDMENT		24

ARTICLE XV DURATION OF PLAN		25

ARTICLE XVI EFFECTIVE DATE OF PLAN		26

iii

ARTICLE I
DEFINITIONS

1.01.                     Administrator

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.  Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.

1.02.                     Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03.                     Award

Award means an award of Performance Shares, a Stock Award, Stock Unit, Option or SAR granted to a Participant.

1.04.                     Board

Board means the Board of Directors of the Corporation.

1.05.                     Change in Control

Change in Control means a change in control of the Corporation of a nature that would be required to be reported (assuming such event has not been previously reported) in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (or a successor provision thereto), provided that, without limitation, a Change in Control shall be deemed to have occurred at such time after May 29, 2002 as (i) any “person”, within the meaning of Section 14(d) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or the nomination for election, by the Corporation’s shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

1.06.                     Change in Control Price

Change in Control Price means the higher of (i) the mean of the high and low trading prices for the Corporation’s Common Stock on the Stock Exchange on the date of determination of the Change in Control or (ii) the higher price per share actually paid for the Common Stock in connection with the Change in Control of the Corporation.

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1.07.                     Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.                     Committee

Committee means the Compensation Committee of the Board.

1.09.                     Common Stock

Common Stock means the common stock of the Corporation.

1.10.                     Control Change Date

Control Change Date means the date on which a Change in Control occurs.  If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.11.                     Corporation

Corporation means Cardinal Financial Corporation.

1.12.                     Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

1.13.                     Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.14.                     Fair Market Value

Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded, or if the Common Stock was not so traded on such day, then on the next preceding day that the Common Stock was so traded.

1.15.                     Incentive Stock Option

Incentive Stock Option means an Option which qualifies and is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

2

1.16.                     Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than the Fair Market Value on the date of grant.

1.17.                     Non-Qualified Stock Option

Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.18.                     Option

Option means a stock option that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Agreement.

1.19.                     Participant

Participant means a key employee of the Corporation or a Subsidiary or a member of the Board or the board of directors of a Subsidiary or a consultant to the Corporation or a Subsidiary who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.20.                     Performance Shares

Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

1.21.                     Plan

Plan means the Cardinal Financial Corporation 2002 Equity Compensation Plan.

1.22.                     SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.23.                     Stock Award

Stock Award means Common Stock awarded to a Participant under Article VIII.

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1.24.                     Stock Unit

Stock Unit means an Award, in an amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitled the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment.

1.25.                     Subsidiary

Subsidiary means a Corporation or other business entity that the Corporation directly or indirectly, through one or more intermediaries, controls fifty percent (50%) or more of the voting equity of such corporation.

4

ARTICLE II
PURPOSES

The Plan is intended to assist the Corporation and Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Corporation and its Subsidiaries and to associate their interests with those of the Corporation and its shareholders.  The Plan is intended to permit the grant of Incentive Stock Options and Non-Qualified Stock Options, and the grant of SARs, Stock Awards, Stock Units and Performance Shares.  No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.  The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

5

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Administrator.  The Administrator shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Performance Shares or Stock Units, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Corporation or a Subsidiary, requirements that the Corporation achieve a specified level of financial performance or that the Corporation achieve a specified level of financial return.  Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares or Stock Units may be settled.  In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive.  Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award.  All expenses of administering this Plan shall be borne by the Corporation, a Subsidiary or a combination thereof.

The Committee, in its discretion, may delegate to one or more officers of the Corporation all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

6

ARTICLE IV
ELIGIBILITY

Any key employee of the Corporation, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan), or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Corporation or a Subsidiary.

7

ARTICLE V
STOCK SUBJECT TO PLAN

5.01.                     Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units or Performance Shares, the Corporation may issue shares of Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR the Corporation may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.                     Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares or Stock Units is 1,970,000 shares.  The maximum aggregate number of Shares that may be issued under this Plan as Options is 1,970,000.  The maximum aggregate number of shares that may be issued under this Plan and the maximum number of shares that may be issued pursuant to the exercise of Options shall be subject to adjustment as provided in Article XI.

5.03.                     Reallocation of Shares

If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Awards to be granted under this Plan.  If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Awards to be granted under this Plan.  If Stock Unit or an award of Performance Shares is terminated, in whole or in part, the number of shares of Common Stock allocated to the Stock Unit or Performance Shares, or portion thereof, may be reallocated to other Awards to be granted under this Plan.  If a Stock Award is forfeited or terminated, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Awards to be granted under this Plan.  If shares of Common Stock are surrendered or withheld in satisfaction of tax withholding requirements the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.

8

ARTICLE VI
OPTIONS

6.01.                     Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award.

6.02.                     Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.  Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.                     Maximum Option Period

The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted.  The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.                     Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.                     Transferable Options

Section 6.04 to the contrary notwithstanding, and if the Agreement provides, a Non-Qualified Stock Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his

9

transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.                     Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.                     Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Corporation and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code.  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.                     Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator.  Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months.  If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.                     Change in Control

Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control and in the discretion of the Committee, (i) the Options shall be assumed, or an equivalent option substituted, by any successor corporation to the Corporation, or (ii) the Corporation shall make provisions for the Participant to exercise the Options for a minimum of ten (10) days prior to the

10

Change in Control as to all shares subject to the Options.  An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

6.10.                     Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.                     Disposition of Stock

A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Corporation.

11

ARTICLE VII
SARS

7.01.                     Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award.  No Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Corporation and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02.                     Maximum SAR Period

The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted.  The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.                     Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.                     Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an Incentive Stock Option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

12

7.05.                     Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised.  A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR.  The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.                     Change in Control

Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control and (i) the Corporation shall make payment to Participants with respect to SARs in cash in an amount equal to the appreciation in value of the SAR from the Initial Value to the price as of the date of the Change in Control; (ii) such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change in Control; and (iii) after the payment provided for in (ii) above, Participants shall have no further rights under SARs outstanding at the time of such Change in Control.

7.07.                     Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.                     Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

13

7.09.                     Shareholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Corporation until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

14

ARTICLE VIII
STOCK AWARDS

8.01.                     Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award.

8.02.                     Vesting

The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Corporation and its Subsidiaries before the expiration of a stated period or if the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant fails to achieve stated performance objectives.  The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service.

8.03.                     Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.                     Change in Control

Sections 8.02 and 8.03 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control, except that if, upon the advice of counsel to the Corporation, shares of Common Stock cannot lawfully be issued without restriction, then the Corporation shall make payment to Participants in cash in an amount equal to the Change in Control Price of the Common Stock that otherwise would have been issued; and (i) such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change in Control; and (ii) after the payment provided for in (i) above, Participants shall have no further rights under Stock Awards outstanding at the time of such Change in Control of the Corporation.

15

8.05.                     Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), and if the Agreement so provides, a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Corporation shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Corporation a stock power, endorsed in blank, with respect to each Stock Award.  The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

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ARTICLE IX
PERFORMANCE SHARE AWARDS

9.01.                     Award

In accordance with the provisions of IV, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award.

9.02.                     Earning the Award

The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives.  Notwithstanding the preceding sentences of this Section 9.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant’s termination of employment or service.

9.03.                     Payment

In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.                     Shareholder Rights

No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock.  After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

9.05.                     Nontransferability

Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

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9.06.                     Transferable Performance Shares

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.                     Employee Status

In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.                     Change in Control

Section 9.02 to the contrary notwithstanding, each outstanding Performance Share Award shall be earned upon a Change in Control and Participants shall be entitled to a pro-rata portion of their Performance Share Award, calculated by multiplying the total Award by a fraction, the numerator of which is the number of months elapsed in the performance period (as defined in the Agreement) and the denominator of which is the total length of the performance period defined in the Agreement.  The amount payable for Performance Shares that are earned pursuant to this Section 9.08 shall be settled in cash or Common Stock or a combination of cash and Common Stock as determined by the Administrator in its discretion as soon as practicable after the Change in Control Date.

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ARTICLE X
STOCK UNITS

10.01.              Award

In accordance with the provisions of Article IV, the Administrator will designate individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards.

10.02.              Earning the Award

The Administrator, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement.  By way of example and not of limitation, the performance objectives or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives.  Notwithstanding the preceding sentences of this Section 10.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant’s termination of employment or service.

10.03.              Payment

In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

10.04.              Nontransferability

A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution.  The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.

10.05.              Shareholder Rights

No Participant shall, as a result of receiving a Stock Unit Award, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of Common Stock.  After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

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10.06.              Change in Control

Section 10.02 to the contrary notwithstanding, each Stock Unit shall be earned in its entirety as of a Control Change Date without regard to whether any condition to which the award is subject have been met.

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ARTICLE XI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Corporation (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action or (c) there is a Change in Control.  Any determination made under this Article XI by the Committee shall be final and conclusive.

The issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Corporation or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article XI.  Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

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ARTICLE XII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges on which the Corporation’s shares may be listed.  The Corporation shall have the right to rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share or Stock Unit is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award, Stock Unit or Performance Share shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

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ARTICLE XIII
GENERAL PROVISIONS

13.01.              Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Corporation or a Subsidiary or in any way affect any right or power of the Corporation or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

13.02.              Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

13.03.              Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

13.04.              Tax Withholding

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan.  In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

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ARTICLE XIV
AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XI) or (ii) the amendment changes the class of individuals eligible to become Participants.  No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

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ARTICLE XV
DURATION OF PLAN

No Awards may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article XVI.  Awards granted before that date shall remain valid in accordance with their terms.

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ARTICLE XVI
EFFECTIVE DATE OF PLAN

Options, SARs, Stock Units and Performance Shares may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Stock Units or Performance Shares shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Corporation’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present or by unanimous consent.  Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

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Appendix B

CARDINAL FINANCIAL CORPORATION

Executive Deferred Income Plan

(A Plan of Nonqualified Deferred Compensation)

Effective January 1, 2005

I.	Introduction	3

II.	Definitions	3

III.	Eligibility & Participation	8

IV.	Elections, Deferrals & Matching Contributions	9

V.	Accounts & Account Crediting	10

VI.	Vesting	12

VII.	Distributions	12

VIII.	Administration & Claims Procedure	15

IX.	Amendment, Termination & Reorganization	18

X.	General Provisions	19

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ARTICLE I—INTRODUCTION

1.1                                                                               Name.

The name of this Plan is the Cardinal Financial Corporation Executive Deferred Income Plan (the Plan).

1.2                                                                               Purpose.

The purpose of the Plan is to offer Participants the opportunity to defer voluntarily current Compensation for retirement income and other significant future financial needs for themselves, their families and other dependents, and to provide the Employer, if appropriate, a vehicle to address limitations on its contributions under any tax-qualified defined contribution plan. This Plan is intended to be a nonqualified “top-hat” plan; that is, an unfunded plan of deferred compensation maintained for a select group of management or highly compensated employees pursuant to Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA, and an unfunded plan of deferred compensation under the Code.

1.3                                                                               Interpretation.

Throughout the Plan, certain words and phrases have meanings, which are specifically defined for purposes of the Plan. These words and phrases can be identified in that the first letter of the word or words in the phrase is capitalized. The definitions of these words and phrases are set forth in Article II and elsewhere in the Plan document. Wherever appropriate, pronouns of any gender shall be deemed synonymous, as shall singular and plural pronouns. Headings of Articles and Sections are for convenience or reference only, and are not to be considered in the construction or interpretation of the Plan. The Plan shall be interpreted and administered to give effect to its purpose in Section 1.3 and to qualify as a nonqualified, unfunded plan of deferred compensation.

ARTICLE II—DEFINITIONS

2.1                                                                               Generally.

Certain words and phrases are defined when first used in later paragraphs of this Agreement. Unless the context clearly indicates otherwise, the following words and phrases when used in this Agreement shall have the following respective meanings:

2.2                                                                               Account.

“Account” shall mean the interest of a Participant in the Plan as represented by the hypothetical bookkeeping entries kept by the Employer for each Participant. Each Participant’s interest may be divided into one or more separate accounts or sub-accounts, including the Participant Deferral Account and the Matching Contribution Account, which reflect not only the Contributions into the Plan, but also gains and losses, and income and expenses allocated thereto, as well as distributions or any other withdrawals. The value of these accounts or sub-accounts shall be determined as of

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the Valuation Date. The existence of an account or bookkeeping entries for a Participant (or his Designated Beneficiary) does not create, suggest or imply that a Participant, Designated Beneficiary, or other person claiming through them under this Plan, has a beneficial interest in any asset of the Employer.

2.3                                                                               Balance.

“Balance” shall mean the total of Contributions and Deemed Earnings credited to a Participant’s Account under Article V, as adjusted for distributions or other withdrawals in accordance with the terms of this Plan and the standard bookkeeping rules established by the Employer.

2.4                                                                               Board Committee.

“Board Committee” or “Committee” shall mean the Compensation Committee of the Employer’s Board of Directors, or such other Committee of the Board as may be delegated with the duty of determining Participant eligibility under the Plan.

2.5                                                                               Board of Directors.

“Board of Directors” or “Board” shall mean the Board of Directors of the Employer.

2.6                                                                               Change of Control.

“Change of Control” shall mean a change in the ownership or effective control of the Employer, or in the ownership of a substantial portion of the assets of the Employer, as provided in Treasury regulations.

2.7                                                                               Code.

“Code” shall mean the Internal Revenue Code of 1986 and the Regulations thereto, as amended from time to time.

2.8                                                                               Compensation.

“Compensation” shall mean the base or regular cash salary payable to an Employee by the Employer, as well as incentives or bonuses payable to an Employee by the Employer, commissions payable to an Employee by the Employer, including any such amounts which are not includible in the Participant’s gross income under Sections 125, 401(k), 402(h) or 403(b) of the Internal Revenue Code of 1986, as amended.

2.9                                                                               Contributions.

“Contributions” shall mean the total of Participant Deferrals and Matching Contributions pursuant to Article IV, which represent each Participant’s credits to his Account.

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2.10                                                                        Deemed Earnings.

“Deemed Earnings” shall mean the gains and losses (realized and unrealized), and income and expenses credited or debited to Contributions based upon the Deemed Crediting Options in a Participant’s Account as of any Valuation Date.

2.11                                                                        Deemed Crediting Options.

“Deemed Crediting Options” shall mean the hypothetical options made available to Plan Participants by the Employer for the purposes of determining the proper crediting of gains and losses, and income and expenses to each Participant’s Account, subject to procedures and requirements established by the Committee.  A Participant may reallocate his Account among such Deemed Crediting Options periodically at such frequency and upon such terms as the Committee may determine from time to time.

2.12                                                                        Deferral Election Form.

“Deferral Election Form” or “Annual Deferral Election Form” shall mean that written agreement of a Participant. The Deferral Election Form shall be in such form or forms as may be prescribed by the Committee, filed annually with the Employer, according to procedures and at such times as established by the Committee. Among other information the Committee may require of the Participant for proper administration of the Plan, such agreement shall establish the Participant’s election to defer Compensation for a Plan Year under the Plan; the amount of the deferral into the Plan for the Plan Year; the Participant’s elections as to distribution of his Account, and the allocation of his Accounts among the Deemed Crediting Options provided under the Plan; and the Designated Beneficiary.

2.13                                                                        Designated Beneficiary.

“Designated Beneficiary” or “Beneficiary” shall mean the person, persons or trust specifically named to be a direct or contingent recipient of all or a portion of a Participant’s benefits under the Plan in the event of the Participant’s death prior to the distribution of his full Account Balance. Such designation of a recipient or recipients may be made and amended, at the Participant’s discretion, on the Deferral Election Form and according to procedures established by the Committee. No beneficiary designation or change of Beneficiary shall become effective until received and acknowledged by the Employer. In the event a Participant does not have a beneficiary properly designated, the beneficiary under this Plan shall be the Participant’s estate.

2.14                                                                        Disability.

 “Disability” shall mean that a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than

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twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer.

2.15                                                                        Effective Date.

“Effective Date” of the Plan shall mean January 1, 2005.

2.16                                                                        Eligible Employee.

“Eligible Employee” shall mean a person who (for any Plan Year or portion thereof) is: (1) an Employee of the Employer; (2) a member of a select group of management or a highly compensated employee of the Employer; and (3) selected by the Board Committee to participate in the Plan.

2.17                                                                        Employee.

“Employee” shall mean a full time common law employee of the Employer.

2.18                                                                        Employer.

“Employer” shall mean Cardinal Financial Corporation, its designated subsidiaries, and any corporate successors and assigns, unless otherwise provided herein.

2.19                                                                        ERISA.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.20                                                                        Key Employee.

“Key Employee” shall mean any Participant who is (i) one of the top-fifty most highly compensated officers with annual compensation in excess of $130,000 (as adjusted from time to time by Treasury regulations); (ii) a five percent owner of the Employer; or (iii) a one percent owner of the Employer with annual compensation in excess of $150,000 (as adjusted from time to time by Treasury regulations) of a publicly traded corporation.

2.21                                                                        Leave of Absence.

“Leave of Absence” shall mean a period of time, not to exceed twelve (12) consecutive calendar months during which time a Participant shall not be an active Employee of the Employer, but shall be treated for purposes of this Plan as in continuous service with the Employer. A Leave of Absence may be either paid or unpaid, but must be agreed to in writing by both the Employer and the Participant. A Leave Of Absence that continues beyond the twelve (12) consecutive months shall be treated as a Termination of Service as of the first business day of the thirteenth month for purposes of the Plan.

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2.22                                                                        Matching Contribution.

“Matching Contribution” shall mean an amount credited to a Participant’s Account in accordance with Section 4.4.

2.23                                                                        Matching Contribution Account.

“Matching Contribution Account” shall mean that portion of a Participant’s Account established to record Matching Contributions on behalf of a Participant.  Matching Contributions shall be deemed to be invested in the Employer stock, and a Participant shall not be permitted to elect a different Deemed Crediting Option for such Matching Contributions.

2.24                                                                        Participant.

“Participant” shall mean an Eligible Employee who participates in the Plan under Article III; a former Eligible Employee who has participated in the Plan and continues to be entitled to a benefit (in the form of an undistributed Account Balance) under the Plan, and any former Eligible Employee who has participated in the Plan under Article III and has not yet exceeded any Leave of Absence.

2.25                                                                        Participant Deferral.

“Participant Deferral” shall mean voluntary Participant deferral amounts, which could have been received currently but for the election to defer and are credited to his Account for later distribution, subject to the terms of the Plan.

2.26                                                                        Participant Deferral Account.

“Participant Deferral Account” shall mean that portion of a Participant’s Account established to record Participant Deferrals on behalf of a Participant.

2.27                                                                        Performance Based Compensation.

“Performance-based compensation” shall mean compensation that is (i) variable and contingent on the satisfaction of pre-established organizational or individual performance criteria; (ii) not readily ascertainable at the time; and (iii) based on services performed over a period of at least twelve months.

2.28                                                                        Plan Year.

“Plan Year” shall mean the twelve (12) consecutive month period constituting a calendar year, beginning on January 1 and ending on December 31. However, in any partial year of the Plan that does not begin on January 1, “Plan Year” shall also mean the remaining partial year ending on December 31.

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2.29                                                                        Qualified Retirement Plan.

“Qualified Retirement Plan” shall mean the 401k Plan sponsored by the Employer.

2.30                                                                        Retirement.

“Retirement” shall mean a Participant’s actual separation from service from the Employer having attained age sixty-five (62).

2.31                                                                        Separation from Service.

“Separation from Service” shall mean a Participant’s separation from service as an Employee with the Employer, other than for death, Disability, or Leave of Absence.  A transfer of employment within and among the Employer and any member of a controlled group, as provided in Code Section 409A (d)(6), shall not be deemed a Separation from Service.

2.32                                                                        Unforeseeable Emergency.

“Unforeseeable emergency” shall mean a severe financial hardship to the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code)of the participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

2.33                                                                        Valuation Date.

“Valuation Date” shall mean the close of each business day, as established and amended from time to time by guidelines and procedures of the Committee in its sole and exclusive discretion.

ARTICLE III—ELIGIBILITY & PARTICIPATION

3.1                                                                               Eligibility Requirements.

Only an Eligible Employee selected by the Board Committee may become a Participant in this Plan. Moreover, a Participant shall not be permitted to make new Participant Deferrals to the Plan, if he ceases to be an Eligible Employee because he is no longer a member a select group of management or highly compensated employees, or otherwise.   The Board Committee shall notify an Eligible Employee of his eligibility for a Plan Year in such form as it may determine most appropriate.  Current Participants remain eligible until notified otherwise.

3.2                                                                               Participation.

An Eligible Employee shall become a Participant in the Plan by the completion and timely filing with and subsequent acceptance by, the Employer of the Deferral Election Form, in such form and according to the terms and conditions established by the Committee. A Participant (or any

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Designated Beneficiary who becomes entitled) remains a Participant as to his Account until his Account Balance is fully distributed under the terms of the Plan.

ARTICLE IV—ELECTIONS, DEFERRALS & MATCHING CONTRIBUTIONS

4.1                                                                               Participant Election to Defer Compensation.

A.            Prior to December 31 or an earlier date set by the Committee, a Participant may elect to defer Compensation for services to be performed in the next following Plan Year by the execution and timely filing, and Employer’s acceptance of, a Deferral Election Form in such form and according to such procedures as the Committee may prescribe from time to time. Each such Deferral Election Form shall be effective for the Plan Year to which the Deferral Election Form pertains.

B.            Each Participant may elect annually to have his Compensation for the Plan Year reduced by a whole percentage that is not less than five percent (5%) ($2,000 minimum), and up to one hundred percent (100%), by timely filing, and the acceptance by the Employer of, his Deferral Election Form detailing such deferral. The amount of this Participant Deferral shall be deferred into the Plan and credited to the Participant’s Account as provided in Article V

C.            An election to defer Performance-Based Compensation may be made at such time and in such manner as the Committee may specify, but in any event not later than six months before the end of the period for which it is earned.

D.            Under such Deferral Election Form, a Participant shall indicate the amount of such Participant Deferral; designate and allocate such Participant Deferral in or among the elective distribution Account option(s); and, allocate such Accounts among the various Deemed Crediting Options; provided, however, that Matching Contributions and earnings thereon must remain in the Employer stock Deemed Crediting Option.  The Deferral Election Form shall also permit a Participant to elect annually to receive a distribution of his entire Account in the event of a Change of Control during the forthcoming Plan Year. The Deferral Election Form may also request other information, such as a Participant’s Designated Beneficiary, as may be required or useful for the administration of the Plan.

4.2                                                                             New Participants and Partial Years.

The initial Deferral Election Form of a new Participant shall be filed with the Employer on a date established by the Committee, but in any event not later than 30 days following the date the Participant becomes eligible to participate in the Plan and shall be effective only with respect to services to be performed subsequent to the election. Such first Deferral Election Form shall be applicable to a Participant’s Compensation beginning with the first payroll in the month after such Form is filed and accepted by the Employer.

4.3                                                                               Irrevocable Elections.

An election in a Deferral Election Form to defer Compensation for a Plan Year, once made by a Participant, shall be irrevocable.  The Committee, however, shall reduce or eliminate Participant

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Deferrals upon granting a Participant’s request for a distribution based upon an Unforeseeable Emergency.

4.4                                                                               Matching Contributions.

The Employer may, but shall not be required to, provide a deemed match, in such amounts as it may determine from time to time, for Participant Deferrals.  Such Matching Contributions, if any, shall be credited to the Matching Contribution Account of the Participant’s Account and shall be subject to the vesting requirements set forth in Section 6.2.  Such Matching Contributions shall not exceed the greater of 50% of the Participants deferral of $50,000 per Participant per year.

ARTICLE V—ACCOUNTS & ACCOUNT CREDITING

5.1                                                                               Establishment of a Participant’s Account.

A.            Bookkeeping Account. The Committee shall cause a deemed bookkeeping Account and appropriate sub-accounts, based upon the primary elective distribution option(s) to be established and maintained in the name of each Participant, according to his annual Deferral Election Form for the Plan Year. This Account shall reflect the amount of Participant Deferrals, Matching Contributions and Deemed Earnings credited on behalf of each Participant under this Plan.

B.            Bookkeeping Activity. Participant Deferrals shall be credited to a Participant’s Account on the business day they would otherwise have been made available as cash to the Participant.  Matching Contributions shall be credited to a Participant’s Account on the Valuation Date the Employer designates.  Deemed Earnings shall be credited or debited to each Participant’s Account, as well as any distributions, any other withdrawals under this Plan, as of a Valuation Date. Accounts shall continue on each Valuation Date until the Participant’s Account is fully distributed under the terms of the Plan.

5.2                                                                               Deemed Crediting Options.

A.            General.  The Committee shall establish a portfolio of two or more Deemed Crediting Options, among which a Participant may allocate amounts credited to his Account, which are subject to Participant direction under this Plan. The Committee reserves the right, in its sole and exclusive discretion, to substitute, eliminate and otherwise change this portfolio of Deemed Crediting Options, as well as the right to establish rules and procedures for the selection and offering of these Deemed Crediting Options.

B.            Employer Stock Deemed Crediting. One of the Deemed Crediting Options shall be Employer Stock.  Amounts credited to this option shall be deemed to be invested in shares of common stock of the Employer.  A Participant’s Account will be credited with deemed distributions if and when dividends are declared and paid with respect to Employer common stock, and such deemed dividends will be deemed to have been reinvested in Employer common stock as of the first business day following the deemed payment. Fair market value of Employer common stock means, as of any day, the average of the closing prices of sales of

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shares of common stock on all national securities exchanges on which the common stock may be listed.  If there have been no sales on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day shall be used.  If such common stock is not listed on any national exchange, then the average of the representative bid and asked prices quoted in the National Association of Securities Dealers, Inc. Automated Quotation System for such date or the next preceding date that the common stock was traded on such market shall be used.

5.3                                                                               Allocation Of Account Among Deemed Crediting Options.

A.            Each Participant shall elect the manner in which his Account is divided among the Deemed Crediting Options by giving allocation instructions in a Deferral Election Form supplied by and filed with the Committee, or by such other procedure, including electronic communications, as the Committee may prescribe. A Participant’s election shall specify the percentage of his Account (in any whole percentage) to be deemed to be invested in any Deemed Crediting Option; provided, however, that a Participant Matching Contribution Account must be fully allocated to the Employer Stock Deemed Crediting Option.  Such election shall remain in effect until a new election is made.

B.            Amounts credited to a Participant’s Account shall be deemed to be invested in accordance with the most recent effective Deemed Crediting Option election. As of the effective date of any new Deemed Crediting Option election, all or a portion of the Participant’s Account shall be reallocated among the designated Deemed Crediting Options and according to the percentages specified in the new instructions, until and unless subsequent instructions shall be filed and become effective. If the Committee receives a Deemed Crediting Option election, which is unclear, incomplete or improper, the Deemed Crediting Option election then in effect shall remain in effect until the subsequent instruction is clarified, completed or otherwise made acceptable to the Committee.

5.4                                                                               Valuation and Risk of Decrease in Value.

The Participant’s Account will be valued on the Valuation Date at fair market value. On such date, Deemed Earnings will be allocated to each Participant’s Account. Each Participant and Designated Beneficiary assumes the risk in connection with any decrease in the fair market value of his Account.

5.5                                                                               Limited Function of Committee.

By deferring compensation pursuant to the Plan, each Participant hereby agrees that the Employer and Committee are in no way responsible for or guarantor of the investment results of the Participant’s Account. The Committee shall have no duty to review, or to advise the Participant on, the investment of the Participant’s Account; and in fact, shall not review or advise the Participant thereon. Furthermore, the Committee shall have no power to direct the investment of the Participant’s Account other than promptly to carry out the Participant’s deemed investment instructions when properly completed and transmitted to the Committee and accepted according to its rules and procedures.

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ARTICLE VI—VESTING

6.1                                                                             Vesting of Participant Deferrals.

A Participant shall be fully vested at all times in Participant Deferrals, as well as Deemed Earnings upon Participant Deferrals, credited to his Participant Deferral Account.

6.2                                                                               Vesting of Matching Contributions.

A Participant shall vest in Matching Contributions, as well as Deemed Earnings upon Matching Contributions, credited to his Matching Contribution Account in accordance with the schedule below.

Year of Matching Contribution:	0%
The first year after the Matching Contribution	0%
The second year after the Matching Contribution	0%
The third year after the Matching Contribution	0%
The forth year after the Matching Contribution	100%

Notwithstanding the above, a Participant shall become fully vested in his Matching Contribution Account upon death, Disability, Change of Control or Retirement.  Upon Separation from Service, a Participant shall be entitled to the vested portion of his Matching Contribution Account, and any non-vested portion shall be forfeited.

ARTICLE VII—DISTRIBUTIONS

7.1                                                                               Distributions Generally.

A Participant’s Account shall be distributed only in accordance with the provisions of this Article VII. All distributions from Accounts under the Plan shall be made in cash in American currency.

7.2                                                                               Automatic Distributions.

A.            Participant’s Death. If the Participant dies while employed by the Employer, his Account shall be valued as of the Valuation Date next following his date of death and shall be distributed in lump sum to his Designated Beneficiary as soon as administratively feasible.

B.            Participant’s Disability. If a Participant becomes disabled while employed by the Employer, his Account shall be valued as of the Valuation Date next following his date of Disability and shall be distributed in lump sum to him as soon as administratively feasible.

C.            Separation from Service. If a Participant incurs a Separation from Service, his vested Account shall be valued as of the Valuation Date next following his official date of separation and shall be distributed in lump sum to him as soon as administratively feasible; provided,

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however, that the Account of a Key Employee shall not be distributed until six months following Separation from Service.

7.3                                                                               Elective Distributions.

A Participant shall become entitled to receive a distribution from his Account at such time or times and by such method of payment as elected and specified in the Participant’s applicable annual Deferral Election Form, and/or as may be mandated by the provisions of this Article VII based upon the following distribution options:

A.            Retirement Distribution. Upon a Participant’s Retirement from the Employer, his Account shall be distributed according to the method of payment elected in his applicable Deferral Election Form.  If the Participant dies while receiving Retirement installment payments, his Designated Beneficiary shall continue to receive the remaining installments.  If subsequently, the Designated Beneficiary dies, any remaining installments will be paid to the Designated Beneficiaries estate.

B.  In-Service Distributions. If a Participant elects in his annual Deferral Election Form, he can receive a distribution from his Account, as soon as three (3) years after the end of the deferral Plan Year, all of his annual deferral amount, plus amounts credited/debited based on the performance of the Participant’s elected Deemed Crediting Options. The election is made on an annual basis, applies only to the Participant’s current Plan Year contributions, is irrevocable and is payable according to the method of payment elected in the Participant’s applicable annual Deferral Election Form. If the Participant dies while receiving In-Service installment payments, his Designated Beneficiary shall continue to receive the remaining installments. If subsequently, the Designated Beneficiary dies; any remaining installments will be paid to the Designated Beneficiary’s estate.

C.            Change of Control Distribution. If a Participant shall so elect in his annual Deferral Election Form, a Participant’s elective distribution election(s) shall be overridden and his entire Account shall be distributed to him as set forth in Section 7.4 C if a Change of Control should occur during the Plan Year.

7.4                                                                               Timing and Method of Payment for Elective Distributions.

A.            Retirement Distribution. At the election of a Participant in the applicable Deferral Election Form, a Participant may receive a Retirement distribution in a lump sum or in payments of up to ten (10) annual installments (10 years) with the first installment to begin within ten (10) days of the first business day on or after January 1 in the calendar year following the Participant’s date of Retirement and to be paid thereafter within ten (10) days of the first business day on or after January 1 of each calendar year until the Account has been fully distributed; provided, however, that a Participant who is a Key Employee shall not begin to receive payment earlier than six months following his retirement.

B.            In-Service Distributions.  At the election of a Participant in the applicable Deferral Election Form, an In-Service distribution may be selected for payment as soon as three (3)

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years after the end of the deferral Plan Year.  Distribution will be either in the form of a lump-sum, occurring no later than thirty (30) days following the distribution date elected on the Deferral Election Form, or in annual installment payments beginning with the first business day on or after the commencement date as selected by the Participant in the annual Deferral Election Form and for a duration as selected by the Participant in the annual Deferral Election Form and to be paid thereafter within ten (10) days of the anniversary of the distribution date of each calendar year until the In-Service Distribution amount has been fully distributed.  A Participant’s Account shall be valued as of such distribution date elected on the Deferral Election Form.

C.            Change of Control Distribution. If so elected by the Participant in his Annual Distribution Election Form, a distribution of all of a Participant’s Account shall be made to him in a lump sum within thirty (30) days of the effective date of a Change of Control, overriding any prior Participant election(s) for distribution. Notwithstanding the foregoing provision, no distribution shall be made to any Participant until the earliest date and upon such conditions as may be set forth under Treasury regulations issued pursuant to Code Section 409A (e). A Participant’s Account shall be valued as of such effective date of the Change of Control.  If no such election was made by the Participant in his Annual Distribution Election Form, his distribution election(s) will not be overridden.

D.            Installment Payments. In any distribution in which a Participant has elected or will receive distribution in periodic installments, the amount of each periodic installment shall be determined by applying a formula to the Account in which the numerator is the number one and the denominator is the number of remaining installments to be paid. For example, if a Participant elects ten (10) annual installments for a Retirement distribution, the first payment will be 1/10 of the Account, the second will be 1/9, the third will be 1/8; the fourth will be 1/7 and so on until the Account is entirely distributed.

E.              Failure to Designate a Method of Payment. In any situation in which the Committee is unable to determine the method of payment because of incomplete, unclear, or uncertain instructions in a Participant’s Deferral Election Form, the Participant will be deemed to have elected a lump sum distribution.

F.              Subsequent Elections.  A Participant who has made an In-Service distribution or a Retirement distribution election may make one or more subsequent elections to postpone the distribution date or to change the form of payment to another form permitted by the Plan.  Such Subsequent Election shall be made in writing is such form as is acceptable to the Committee and (i) is made at least twelve months prior to the original distribution date; (ii) provides for an effective date at least twelve months following the Subsequent Election; and (iii) postpones the commencement of payment for a period of not less than five years from the previous distribution date.

7.5                                                                               Distributions Resulting from Unforeseeable Emergency.

A Participant may request that all or a portion of his Account be distributed at any time prior to separation from service from the Employer by submitting a written request to the Committee,

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provided that the Participant has incurred an Unforeseeable Emergency, and the distribution is necessary to alleviate such Unforeseeable Emergency.

Such distribution shall be limited to an amount that does not exceed the amount necessary to satisfy such emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).  Such distribution shall be made as soon as administratively practicable. The Balance not distributed from the Participant’s Account shall remain in the Plan.

7.6                                                                               Distributions of Small Accounts.

If at any time the value of the Participant’s Account is less than $5,000 (or such other greater or lesser amount as may be specified as “minimal” under Treasury regulations), the Committee, in its sole and exclusive discretion, may make a distribution in lump sum of the value of the entire Account. If the value of a Participant’s Account is zero upon the Valuation Date of any distribution, the Participant shall be deemed to have received a distribution of such Account and his participation in the Plan terminates.

ARTICLE VIII—ADMINISTRATION & CLAIMS PROCEDURE

8.1                                                                               Duties of the Employer.

The Employer shall have overall responsibility for the establishment, amendment, termination, administration, and operation of the Plan. The Employer shall discharge this responsibility by the appointment and removal (with or without cause) of the members of the Committee, to which is delegated overall responsibility for administering, managing and operating the Plan.

8.2                                                                               The Committee.

The Committee shall consist of one or more members who shall be appointed by, and may be removed by, the Employer, and one of whom (who must be an officer of the Employer) shall be designated by the Employer as Chairman of the Committee. In the absence of such appointment, the Employer shall serve as the Committee. The Committee shall consist of officers or other Employees of the Employer, or any other persons who shall serve at the request of the Employer. Any member of the Committee may resign by delivering a written resignation to the Employer and to the Committee, and this resignation shall become effective upon the date specified therein. The members of the Committee shall serve at the will of the Employer, and the Employer may from time to time remove any Committee member with or without cause and appoint their successors. In the event of a vacancy in membership, the remaining members shall constitute the Committee with full order to act.

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8.3                                                                               Committee’s Powers and Duties to Enforce Plan.

The Committee shall be the “Administrator” and “Named Fiduciary” only to the extent required by ERISA for top-hat plans and shall have the complete control and authority to enforce the Plan on behalf of any and all persons having or claiming any interest in the Plan in accordance with its terms. The Committee, in its sole and absolute discretion, shall interpret the Plan and shall determine all questions arising in the administration and application of the Plan. Any such interpretation by the Committee shall be final, conclusive and binding on all persons.

8.4                                                                               Organization of the Committee.

The Committee shall act by a majority of its members at the time in office. Committee action may be taken either by a vote at a meeting or by written consent without a meeting. The Committee may authorize any one or more of its members to execute any document or documents on behalf of the Committee. The Committee shall notify the Employer, in writing, of such authorization and the name or names of its member or members so designated in such cases. The Employer thereafter shall accept and rely on any documents executed by said member of the Committee or members as representing action by the Committee until the Committee shall file with the Employer a written revocation of such designation.  The Committee may adopt such by-laws and regulations, as it deems desirable for the proper conduct of the Plan and to change or amend these by-laws and regulations from time to time. With the permission of the Employer, the Committee may employ and appropriately compensate accountants, legal counsel, benefit specialists, actuaries, plan administrators and record keepers and any other persons as it deems necessary or desirable in connection with the administration and maintenance of the Plan. Such professionals and advisors shall not be considered members of the Committee for any purpose.

8.5                                                                               Limitation of Liability.

A.            No member of the Board of Directors, the Employer and no officer or Employee of the Employer shall be liable to any Employee, Participant, Designated Beneficiary or any other person for any action taken or act of omission in connection with the administration or operation of this Plan unless attributable to his own fraud or willful misconduct. Nor shall the Employer be liable to any Employee, Participant, Designated Beneficiary or any other person for any such action taken or act of omission unless attributable to fraud, gross negligence or willful misconduct on the part of a Director, officer or Employee of the Employer.  Moreover, each Participant, Designated Beneficiary, and any other person claiming a right to payment under the Plan shall only be entitled to look to the Employer for payment, and shall not have the right, claim or demand against the Committee (or any member thereof), any Director, Officer or Employee of the Employer.

B.            To the fullest extent permitted by the law and subject to the Employer’s Certificate of Incorporation and By-laws, the Employer shall indemnify the Committee, each of its members, and the Employer’s officers and Directors (and any Employee involved in carrying out the functions of the Employer under the Plan) for part or all expenses, costs, or liabilities arising out of the performance of duties required by the terms of the Plan agreement, except for those expenses, costs, or liabilities arising out of a member’s fraud, willful misconduct or gross negligence.

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8.6                                                                               Committee Reliance on Records and Reports.

The Committee shall be entitled to rely upon certificates, reports, and opinions provided by an accountant, tax or pension advisor, actuary or legal counsel employed by the Employer or Committee. The Committee shall keep a record of all its proceedings and acts, and shall keep all such books of account, records, and other data as may be necessary for the proper administration of the Plan. The regularly kept records of the Committee and the Employer shall be conclusive evidence of the service of a Participant, Compensation, age, marital status, status as an Employee, and all other matters contained therein and relevant to this Plan. The Committee, in any of its dealings with Participants hereunder, may conclusively rely on any Deferral Election Form, written statement, representation, or documents made or provided by such Participants.

8.7                                                                               Costs of the Plan.

All the costs and expenses for maintaining the administration and operation of the Plan shall be borne by the Employer unless the Employer shall give notice (that Plan Participants bear this expense, in whole or in part) to: (a) Eligible Participants at the time they become a Participant by completion and filing of a Deferral Election Form; or (b) to existing Participants during annual re-enrollment.  Such notice shall detail the administrative expense to be assessed a Plan Participant, how that expense will be assessed and allocated to the Participant Accounts, and any other important information concerning the imposition of this administrative expense. This administration charge, if any, shall operate as a reduction to the bookkeeping Account of a Participant or his designated Beneficiary, and in the absence of specification otherwise shall reduce the Account, and be charged annually during the month of January.

8.8                                                                               Claims Procedure.

A.            Claim. Benefits shall be paid in accordance with the terms of this Plan. A Participant, Designated Beneficiary or any person who believes that he is being denied a benefit to which he is entitled under the Plan (hereinafter referred to as a “Claimant”) may file a written request for such benefit with the Employer, setting forth his claim. The request must be addressed to the Committee care of Secretary of the Employer at its then principal place of business.

B.            Claim Decision. Upon the receipt of a claim, the Committee shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. However, the Committee may extend the reply period for an additional ninety (90) days for reasonable cause. Any claim not granted or denied within such time period shall be deemed to have been denied.  If the claim is denied in whole or in part, the Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

(1)         The specific reason or reasons for such denial;

(2)         The specific reference to pertinent provisions of this Agreement on which such denial is based;

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(3)         A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary;

(4)         Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

(5)         The time limits for requesting a review under Subsection C and for review under Subsection D hereof.

C.            Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Employer review the determination of the Committee. Such request must be addressed to the Secretary of the Employer, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Employer. If the Claimant does not request a review of the Committee’s determination by the Secretary of the Employer within such sixty (60) day period, he shall be barred and estopped from challenging the Committee’s determination.

D.            Review of Decision. Within sixty (60) days after the Secretary’s receipt of a request for review, he will review the Committee’s determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review. Any claim not granted or denied within such time period shall be deemed to have been denied.

8.9                                                                               Litigation.

It shall only be necessary to join the Employer as a party in any action or judicial proceeding affecting the Plan. No Participant or Designated Beneficiary or any other person claiming under the Plan shall be entitled to service of process or notice of such action or proceeding, except as may be expressly required by law. Any final judgment in such action or proceeding shall be binding on all Participants, Designated Beneficiaries or persons claiming under the Plan.

ARTICLE IX—AMENDMENT, TERMINATION & REORGANIZATION

9.1                                                                               Amendment.

The Employer by action of its Board of Directors, or duly authorized Committee thereof, in accordance with its by-laws, reserves the right to amend the Plan, by resolution of the Employer, to the extent permitted under the Code and ERISA. However, no amendment to the Plan shall be

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effective to the extent that it has the effect of decreasing a Participant’s (or Designated Beneficiary’s) accrued benefit prior to the date of the amendment.

9.2                                                                               Amendment Required By Law.

Notwithstanding Section 9.1, the Plan may be amended at any time, if in the opinion of the Employer, such amendment is necessary to ensure the Plan is treated as a nonqualified plan of deferred compensation under the Code and ERISA, or to bring it into conformance with Treasury or SEC regulations or requirements for such plans. This includes the right to amend this Plan, so that any Trust, if applicable, created in conjunction with this Plan, will be treated as a grantor Trust under Sections 671 through 679 of the Code, and to otherwise conform the Plan provisions and such Trust, if applicable, to the requirements of any applicable law.

9.3                                                                               Termination.

The Employer intends to continue the Plan indefinitely. However, the Employer by action of its Board of Directors or a duly authorized Committee thereof, in accordance with its by-laws, reserves the right to terminate the Plan at any time. However, no such termination shall deprive any participant or Designated Beneficiary of a right accrued under the Plan prior to the date of termination.

9.4                                                                               Consolidation/Merger.

The Employer shall not enter into any consolidation or merger without the guarantee and assurance of the successor or surviving company or companies to the obligations contained under the Plan. Should such consolidation or merger occur, the term “Employer” as defined and used in this Agreement shall refer to the successor or surviving company.

ARTICLE X—GENERAL PROVISIONS

10.1                                                                        Applicable Law.

Except insofar as the law has been superseded by Federal law, Virginia law shall govern the construction, validity and administration of this Plan as created by this Agreement. The parties to this Agreement intend that this Plan shall be a nonqualified unfunded plan of deferred compensation without plan assets and any ambiguities in its construction shall be resolved in favor of an interpretation which will effect this intention.

10.2                                                                        Benefits Not Transferable or Assignable.

A.            Benefits under the Plan shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefits shall be void, nor shall any such benefits be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to them. However, a Participant may name a recipient for any benefits payable or which would become payable to a Participant upon his death. This Section

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shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, including a qualified domestic relations order under Section 414(p) of the Code. In addition, the following actions shall not be treated or construed as an assignment or alienation: (a) Plan Contribution or distribution tax withholding; (b) recovery of distribution overpayments to a Participant or Designated Beneficiary; (c) direct deposit of a distribution to a Participant’s or Designated Beneficiary’s banking institution account; or (d) transfer of Participant rights from one Plan to another Plan, if applicable.

B.            The Employer may bring an action for a declaratory judgment if a Participant’s, Designated Beneficiary’s or any Beneficiary’s benefits hereunder are attached by an order from any court. The Employer may seek such declaratory judgment in any court of competent jurisdiction to:

(1)         determine the proper recipient or recipients of the benefits to be paid under the Plan;

(2)         protect the operation and consequences of the Plan for the Employer and all Participants; and

(3)         request any other equitable relief the Employer in its sole and exclusive judgment may feel appropriate.

Benefits which may become payable during the pendency of such an action shall, at the sole discretion of the Employer, either be:

(1)         paid into the court as they become payable or

(2) held in the Participant’s or Designated Beneficiary’s Account subject to the court’s final distribution order.

10.3                                                                        Not an Employment Contract.

The Plan is not and shall not be deemed to constitute a contract between the Employer and any Employee, or to be a consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall give or be deemed to give an Employee the right to remain in the employment of the Employer or to interfere with the right to be retained in the employ of the Employer, any legal or equitable right against the Employer, or to interfere with the right of the Employer to discharge any Employee at any time. It is expressly understood by the parties hereto that this Agreement relates to the payment of deferred compensation for the Employee’s services, generally payable after separation from employment with the Employer, and is not intended to be an employment contract.

10.4                                                                        Notices.

A.            Any notices required or permitted hereunder shall be in writing and shall be deemed to be sufficiently given at the time when delivered personally or when mailed by certified or registered first class mail, postage prepaid, addressed to either party hereto as follows:

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If to the Employer:

Cardinal Financial Corporation

8270 Greensboro Drive

Suite 500

McLean, VA 22102

If to the Participant:

At his last known address, as indicated by the records of the Employer.

or to such changed address as such parties may have fixed by notice. However, any notice of change of address shall be effective only upon receipt.

B.            Any communication, benefit payment, statement of notice addressed to a Participant or Designated Beneficiary at the last post office address as shown on the Employer’s records shall be binding on the Participant or Designated Beneficiary for all purposes of the Plan. The Employer shall not be obligated to search for any Participant or Designated Beneficiary beyond sending a registered letter to such last known address.

10.5                                                                        Severability.

The Plan as contained in the provisions of this Agreement constitutes the entire Agreement between the parties. If any provision or provisions of the Plan shall for any reason be invalid or unenforceable, the remaining provisions of the Plan shall be carried into effect, unless the effect thereof would be to materially alter or defeat the purposes of the Plan. All terms of the plan and all discretion granted hereunder shall be uniformly and consistently applied to all the Employees, Participants and Designated Beneficiaries.

10.6                                                                        Participant is General Creditor with No Rights to Assets.

A.            The payments to the Participant or his Designated Beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Employer, no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Employer’s obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Employer under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer; no such person shall have nor require any legal or equitable right, or claim in or to any property or assets of the Employer. The Employer shall not be obligated under any circumstances to fund obligations under this Agreement.

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B.            The Employer at its sole discretion and exclusive option, may acquire and/or set-aside assets or funds, in a trust or otherwise, to support its financial obligations under this Plan. No such trust established for this purpose shall be established in or transferred to a location that would cause it to be deemed to be an “offshore trust” for purposes of Code Section 409A (b)(1).  No such acquisition or set-aside shall impair or derogate from the Employer’s direct obligation to a Participant or Designated Beneficiary under this Plan. However, no Participant or Designated Beneficiary shall be entitled to receive duplicate payments of any Accounts provided under the Plan because of the existence of such assets or funds.

C.            In the event that, in its discretion, the Employer purchases an asset(s) or insurance policy or policies insuring the life of the Participant to allow the Employer to recover the cost of providing benefits, in whole or in part hereunder, neither the Participant, Designated Beneficiary nor any other beneficiary shall have any rights whatsoever therein in such assets or in the proceeds therefrom. The Employer shall be the sole owner and beneficiary of any such assets or insurance policy and shall possess and may exercise all incidents of ownership therein. No such asset or policy, policies or other property shall be held in any trust for the Participant or any other person nor as collateral security for any obligation of the Employer hereunder. Nor shall any Participant’s participation in the acquisition of such assets or policy or policies be a representation to the Participant, Designated Beneficiary or any other beneficiary of any beneficial interest or ownership in such assets, policy or policies. A Participant may be required to submit to medical examinations, supply such information and to execute such documents as may be required by an insurance carrier or carriers (to whom the Employer may apply from time to time) as a precondition to participate in the Plan.

10.7                                                                        No Trust Relationship Created.

Nothing contained in this Agreement shall be deemed to create a trust of any kind or create any fiduciary relationship between the Employer and the Participant, Designated Beneficiary, other beneficiaries of the Participant, or any other person claiming through the Participant. Funds allocated hereunder shall continue for all purposes to be part of the general assets and funds of the Employer and no person other than the Employer shall, by virtue of the provisions of this Plan, have any beneficial interest in such assets and funds.  The creation of a grantor Trust (so called “Rabbi Trust”) under the Code (owned by and for the benefit of the Employer) to hold such assets or funds for the administrative convenience of the Employer shall not give nor be a representation to a Participant, Designated Beneficiary, or any other person, of a property or beneficial ownership interest in such Trust assets or funds even though the incidental advantages or benefits of the Trust to Plan Participants may be communicated to them.

10.8                                                                        Limitations on Liability of the Employer.

Neither the establishment of the Plan nor any modification hereof nor the creation of any Account under the Plan nor the payment of any benefits under the Plan shall be construed as giving to any Participant or any other person any legal or equitable right against the Employer or any Director, officer or Employee thereof except as provided by law or by any Plan provision.

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10.9                                                                        Agreement Between Employer and Participant Only.

This Agreement is solely between the Employer and Participant. The Participant, Designated Beneficiary, estate or any other person claiming through the Participant, shall only have recourse against the Employer for enforcement of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Employer and its successors and assigns, and the Participant, successors, heirs, executors, administrators and beneficiaries.

10.10                                                                 Independence of Benefits.

The benefits payable under this Agreement are for services already rendered and shall be independent of, and in addition to, any other benefits or compensation, whether by salary, bonus, fees or otherwise, payable to the Participant under any compensation and/or benefit arrangements or plans, incentive cash compensations and stock plans and other retirement or welfare benefit plans, that now exist or may hereafter exist from time to time.

10.11                                                                 Unclaimed Property.

Except as may be required by law, the Employer may take any of the following actions if it gives notice to a Participant or Designated Beneficiary of an entitlement to benefits under the Plan, and the Participant or Designated Beneficiary fails to claim such benefit or fails to provide their location to the Employer within three (3) calendar years of such notice:

(1)         Direct distribution of such benefits, in such proportions as the Employer may determine, to one or more or all, of a Participant’s next of kin, if their location is known to the Employer;

(2)         Deem this benefit to be a forfeiture and paid to the Employer if the location of a Participant’s next of kin is not known.  However, the Employer shall pay the benefit, unadjusted for gains or losses from the date of such forfeiture, to a Participant or Designated Beneficiary who subsequently makes proper claim to the benefit.

The Employer shall not be liable to any person for payment pursuant to applicable state unclaimed property laws.

10.12                                                                 Required Tax Withholding and Reporting.

The Employer shall withhold and report Federal, state and local income and payroll tax amounts on all Contributions to and distributions and withdrawals from a Participant’s Account as may be required by law from time to time.

CARDINAL FINANCIAL CORPORATION

BY

Title

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Appendix C

CARDINAL FINANCIAL CORPORATION

NON-EMPLOYEE DIRECTORS DEFERRED
INCOME PLAN

SECTION I - INTRODUCTION

Effective January 1, 2005, Cardinal Financial Corporation (“Company”) hereby establishes this Non-Employee Directors Deferred Income Plan for members of its Board of Directors (“Board”), who are not employees of the Company or an affiliate (“Non-Employee Directors”). The Plan is intended to comply fully with the requirements of Section 409A of the Internal Revenue Code.

SECTION II – PLAN PARTICIPANTS

Each Non-Employee Director shall become a Participant under the Plan by filing the written Election Form described in Section III below with the Plan Administrator appointed by the Compensation Committee of the Board (“Committee”) with respect to the Retainers and Meeting Fees payable to the Non-Employee Director for his services as a member of the Board.

SECTION III - DEFERRAL ELECTIONS AND MATCHING CONTRIBUTIONS

(a) Each Participant may elect to defer receipt of his entire Retainer and/or Meeting Fees until his service on the Board terminates for any reason and have the cash value of such Retainer/Meeting Fees credited to the Participant Account established for him under the Plan, pursuant to the provisions of paragraph (a) of Section IV below.

(b) Each election with respect to a Retainer and Meeting Fee for a calendar year shall be set forth on an Election Form provided by the Plan Administrator. Such Election Form shall be in writing and shall specify the elections described above with respect to Retainers and Meeting Fees.

(c) An Election Form effective for a calendar year shall be delivered to the Plan Administrator prior to the first day of such calendar year. An Election Form shall remain in effect for subsequent calendar years until a written notice to revise the Election Form is delivered to the Plan Administrator on or before the first day of the calendar year in which the revision is to become effective. Except as provided in paragraph (d) below, an initial Election Form or a revised Election Form shall apply only to a Retainer or Meeting Fee otherwise payable to a Participant after the end of the calendar year in which such initial or revised Election Form is delivered to the Plan Administrator. Any Election Form delivered by a Participant shall be irrevocable with respect to any Retainer or Meeting Fee covered by the elections set forth therein.

(d) Notwithstanding the provisions of paragraph (c) above, an election made by a Participant in the calendar year in which he first becomes eligible to participate in the Plan may be made pursuant to an Election Form delivered to the Plan Administrator within 30 days after the date on which he initially becomes eligible to participate, and such Election Form shall be effective with respect to Retainers and Meeting Fees earned from and after the date such Election Form is delivered to the Plan Administrator.

(e) The Company may, but shall not be required to, provide a deemed match, in such amounts as it may determine from time to time, to the Participant Account. Such Matching Contributions, if any, shall be credited to the Matching Contribution Account of the Participant’s Account and shall be subject to the vesting requirements set forth in subsection (f) below. Such Matching Contributions shall not exceed the greater of 50% of the Participant’s deferral or $10,000 annually.

(f) A Participant shall vest in Matching Contributions, as well as Deemed Earnings upon Matching Contributions, immediately.

SECTION IV - PARTICIPANT ACCOUNTS

(a) Each Participant’s Account interest may be divided into one or more separate accounts or sub-accounts, including the Participant Deferral Account and the Matching Contribution Account, which reflect not only the deferrals and contributions into the Plan, but also gains and losses, and income and expenses allocated thereto, as well as distributions or any other withdrawals. The value of these accounts or sub-accounts shall be determined as of the Valuation Date. The existence of an account or bookkeeping entries for a Participant (or his Designated Beneficiary) does not create, suggest or imply that a Participant, Designated Beneficiary, or other person claiming through them under this Plan, has a beneficial interest in any asset of the Company

(b) The Committee shall establish a portfolio of two or more Deemed Crediting Options, among which a Participant may allocate amounts credited to his Account, which are subject to Participant direction under this Plan. The Committee reserves the right, in its sole and exclusive discretion, to substitute, eliminate and otherwise change this portfolio of Deemed Crediting Options, as well as the right to establish rules and procedures for the selection and offering of these Deemed Crediting Options.

(c) One of the Deemed Crediting Options shall be Company Stock. Amounts credited to this option shall be deemed to be invested in shares of common stock of the Company. A Participant’s Account will be credited with deemed distributions if and when dividends are declared and paid with respect to Company common stock, and such deemed dividends will be deemed to have been reinvested in Company common stock as of the first business day following the deemed payment. Fair market value of Company common stock means, as of any day, the average of the closing prices of sales of shares of common stock on all national securities exchanges on which the common stock may be listed. If there have been no sales on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day shall be used. If such

2

common stock is not listed on any national exchange, then the average of the representative bid and asked prices quoted in the National Association of Securities Dealers, Inc. Automated Quotation System for such date or the next preceding date that the common stock was traded on such market shall be used.

(d) Each Participant shall elect the manner in which his Account is divided among the Deemed Crediting Options by giving allocation instructions in a Deferral Election Form supplied by and filed with the Committee, or by such other procedure, including electronic communications, as the Committee may prescribe. Such election shall remain in effect until a new election is made. A Participant’s election shall specify the percentage of his Account (in any whole percentage) to be deemed to be invested in any Deemed Crediting Option; provided, however, that a Participant Matching Contribution Account must be fully to the Company Stock Deemed Crediting Option.

(e) Amounts credited to a Participant’s Account shall be deemed to be invested in accordance with the most recent effective Deemed Crediting Option election. As of the effective date of any new Deemed Crediting Option election, all or a portion of the Participant’s Account shall be reallocated among the designated Deemed Crediting Options and according to the percentages specified in the new instructions, until and unless subsequent instructions shall be filed and become effective. If the Committee receives a Deemed Crediting Option election, which is unclear, incomplete or improper, the Deemed Crediting Option election then in effect shall remain in effect until the subsequent instruction is clarified, completed or otherwise made acceptable to the Committee.

SECTION V - DISTRIBUTION OF ACCOUNTS

(a) The Balance of a Participant’s Account shall be paid to him (or to his beneficiaries in the event of his death) according to the method of payment elected in his applicable Deferral Election Form.

(b) If a Participant’s service on the Board shall terminate by reason of his death, or if he shall die after becoming entitled to distribution hereunder, but prior to receipt of his entire distribution, Participant’s entire Account balance shall be distributed to such beneficiary or beneficiaries as such Participant shall have designated by an instrument in writing last filed with the Committee prior to his death, or in the absence of such designation or of any living beneficiary, to his spouse, or if not to the personal representative of his estate.

SECTION VI - ADMINISTRATION OF THE PLAN

(a) The Committee shall appoint one or more employees of the Company to act as the Plan Administrator. The Plan Administrator shall be responsible for the general

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operation and administration of the Plan, and shall have such powers as are necessary to discharge its duties under the Plan, including, without limitation, the following:

(i) With the advice of the general counsel of the Company, to construe and interpret the Plan, to decide all questions of eligibility, to determine the amount, manner and time of payment of any benefits hereunder, to prescribe rules and procedures to be followed by Participants and their beneficiaries under the Plan, and to otherwise carry out the purposes of the Plan; and

(ii) To appoint or employ individuals to assist in the administration of the Plan and any other agents deemed advisable. The decisions of the Plan Administrator shall be binding and conclusive upon all Participants, beneficiaries and other persons.

(b) Any Participant claiming a benefit, requesting an interpretation or ruling, or requesting information, under the Plan, shall present the request in writing to the Plan Administrator, which shall respond in writing as soon as practicable. If the claim or request is denied, the written notice of denial shall state the following:

(i) The reasons for denial, with specific reference to the Plan provisions upon which the denial is based;

(ii) A description of any additional material or information required and an explanation of why it is necessary; and

(iii) An explanation of the Plan’s review procedure. The initial notice of denial shall normally be given within 90 days after receipt of the claim. If special circumstances require an extension of time, the claimant shall be so notified and the time limit shall be 180 days. Any person whose claim or request is denied, or who has not received a response within 30 days, may request review by notice in writing to the Plan Administrator. The original decision shall be reviewed by the Plan Administrator, which may, but shall not be required to, grant the claimant a hearing. On review, whether or not there is a hearing, the claimant may have representation, examine pertinent documents and submit issues and comments in writing. The decision on review shall ordinarily be made within 60 days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be so notified and the time limit shall be extended to 120 days. The decision on review shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

SECTION VII - AMENDMENT OR TERMINATION

(a) The Company intends the Plan to be permanent but reserves the right to amend or terminate the Plan when, in the sole opinion of the Company, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant

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to a resolution of the Board and shall be effective as of the date of such resolution or such later date as the resolution may expressly state.

(b) No amendment or termination of the Plan shall (i) directly or indirectly deprive any current or former Participant or his beneficiaries of all or any portion of his Account as determined as of the effective date of such amendment or termination, or (ii) directly or indirectly reduce the balance of any Account held hereunder as of the effective date of such amendment or termination. Upon termination of the Plan, distribution of balances in all Accounts shall be made to Participants or their beneficiaries in the manner and at the time described in Section V as if each Participant’s service on the Board had then terminated. No additional deferred Retainers or Meeting Fees shall be credited to the Accounts of Participants after termination of the Plan, but the Company shall continue to credit earnings, gains and losses to Accounts pursuant to Section IV until the balances of such Accounts have been fully distributed to Participants or their beneficiaries.

SECTION VIII - GENERAL PROVISIONS

(a) The Plan at all times shall be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of the Company for payment of any benefits hereunder. The right of a Participant or his beneficiary to receive a benefit hereunder shall be an unsecured claim against the general assets of the Company, and neither the Participant nor a beneficiary shall have any rights in or against any specific assets of the Company. All amounts credited to Accounts shall constitute general assets of the Company.

(b) Nothing contained in the Plan shall constitute a guaranty by the Company, the Committee, the Plan Administrator, or any other person or entity, that the assets of the Company will be sufficient to pay any benefit hereunder. No Participant or beneficiary shall have any right to receive a distribution under the Plan except in accordance with the terms of the Plan.

(c) Establishment of the Plan shall not be construed to give any Participant the right to be retained as a member of the Board.

(d) No interest of any person or entity in, or right to receive a distribution under, the Plan, shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

(e) The Plan shall be construed and administered under the laws of the Commonwealth of Virginia, except to the extent preempted by federal law.

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(f) If any person entitled to a payment under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution that is contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company, the Committee, the Plan Administrator and the Plan therefore.

(g) The Plan shall be continued, following a transfer or sale of assets of the Company, or following the merger or consolidation of the Company into or with any other corporation or entity, by the transferee, purchaser or successor entity, unless the Plan has been terminated by the Company pursuant to the provisions of Section VII prior to the effective date of such transaction.

(h) Each Participant or beneficiary shall keep the Plan Administrator informed of his current address. The Plan Administrator shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Plan Administrator within three years after the date on which payment of the Participant’s benefits under the Plan may first be made, payment may be made as though the Participant had died at the end of the three year period. If, within one additional year after such three year period has elapsed, or, within three years after the actual death of a Participant, the Plan Administrator is unable to locate any beneficiary of the Participant, then the Company shall have no further obligation to pay any benefit hereunder to such Participant, or beneficiary or any other person and such benefit shall be forfeited. If such Participant, or his beneficiary or any other person, subsequently makes a valid claim for distribution of the amount forfeited, such amount, without gains or earnings thereon, shall be distributed to such Participant or his beneficiary or such other person pursuant to Section V.

(i) Notwithstanding any of the preceding provisions of the Plan, none of the Company, any member of the Committee, any Plan Administrator or any individual acting as an employee or agent of the Company, the Committee or the Plan Administrator, shall be liable to any Participant, former Participant, or any beneficiary or other person for any claim, loss, liability or expense incurred by such Participant, or beneficiary or other person in connection with the Plan.

(j) Any notice under the Plan shall be in writing, or by electronic means, and shall be received when actually delivered, or mailed postage paid as first class U.S. Mail. Notices shall be directed to the Company at its principal business office at:

Cardinal Financial Corporation
8270 Greensboro Drive
Suite 500
McLean, Virginia 22102

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or to a Non-Employee Director at the latest address on record with the Company, or to a beneficiary entitled to benefits at the address stated in the Participant’s beneficiary designation, or to such other addresses any party may specify by notice to the other parties.

IN WITNESS WHEREOF, the Plan has been executed on behalf of the Company on this                  day of                             , 2004.

Cardinal Financial Corporation

By:

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Appendix D

GEORGE MASON MORTGAGE, LLC

Executive Deferred Income Plan

(A Plan of Nonqualified Deferred Compensation)

Effective January 1, 2005

DISCLAIMER

This draft plan is provided as a sample of the type of document required for the creation of a nonqualified deferred compensation program with the understanding that our organization is not engaged in the practice of law or accounting. You should seek the advice and counsel of your own lawyer or accounting professional as to appropriate documents and the legal and financial impact of a plan in your specific circumstances.

I.	Introduction	3

II.	Definitions	3

III.	Eligibility & Participation	8

IV.	Elections, Deferrals & Matching Contributions	9

V.	Accounts & Account Crediting	10

VI.	Vesting	12

VII.	Distributions	12

VIII.	Administration & Claims Procedure	15

IX.	Amendment, Termination & Reorganization	18

X.	General Provisions	19

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ARTICLE I—INTRODUCTION

1.1                                                                               Name.

The name of this Plan is the George Mason Mortgage, LLC Executive Deferred Income Plan (the Plan).

1.2                                                                               Purpose.

The purpose of the Plan is to offer Participants the opportunity to defer voluntarily current Compensation for retirement income and other significant future financial needs for themselves, their families and other dependents, and to provide the Employer, if appropriate, a vehicle to address limitations on its contributions under any tax-qualified defined contribution plan. This Plan is intended to be a nonqualified “top-hat” plan; that is, an unfunded plan of deferred compensation maintained for a select group of management or highly compensated employees pursuant to Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA, and an unfunded plan of deferred compensation under the Code.

1.3                                                                               Interpretation.

Throughout the Plan, certain words and phrases have meanings, which are specifically defined for purposes of the Plan. These words and phrases can be identified in that the first letter of the word or words in the phrase is capitalized. The definitions of these words and phrases are set forth in Article II and elsewhere in the Plan document. Wherever appropriate, pronouns of any gender shall be deemed synonymous, as shall singular and plural pronouns. Headings of Articles and Sections are for convenience or reference only, and are not to be considered in the construction or interpretation of the Plan. The Plan shall be interpreted and administered to give effect to its purpose in Section 1.3 and to qualify as a nonqualified, unfunded plan of deferred compensation.

ARTICLE II—DEFINITIONS

2.1                                                                               Generally.

Certain words and phrases are defined when first used in later paragraphs of this Agreement. Unless the context clearly indicates otherwise, the following words and phrases when used in this Agreement shall have the following respective meanings:

2.2                                                                               Account.

“Account” shall mean the interest of a Participant in the Plan as represented by the hypothetical bookkeeping entries kept by the Employer for each Participant. Each Participant’s interest may be divided into one or more separate accounts or sub-accounts, including the Participant Deferral Account and the Matching Contribution Account, which reflect not only the Contributions into the Plan, but also gains and losses, and income and expenses allocated thereto, as well as distributions or any other withdrawals. The value of these accounts or sub-accounts shall be determined as of

3

the Valuation Date. The existence of an account or bookkeeping entries for a Participant (or his Designated Beneficiary) does not create, suggest or imply that a Participant, Designated Beneficiary, or other person claiming through them under this Plan, has a beneficial interest in any asset of the Employer.

2.3                                                                               Balance.

“Balance” shall mean the total of Contributions and Deemed Earnings credited to a Participant’s Account under Article V, as adjusted for distributions or other withdrawals in accordance with the terms of this Plan and the standard bookkeeping rules established by the Employer.

2.4                                                                               Board Committee.

“Board Committee” or “Committee” shall mean the Compensation Committee of the Employer’s Board of Directors, or such other Committee of the Board as may be delegated with the duty of determining Participant eligibility under the Plan.

2.5                                                                               Board of Directors.

“Board of Directors” or “Board” shall mean the Board of Directors of the Employer.

2.6                                                                               Change of Control.

“Change of Control” shall mean a change in the ownership or effective control of the Employer, or in the ownership of a substantial portion of the assets of the Employer, as provided in Treasury regulations.

2.7                                                                               Code.

“Code” shall mean the Internal Revenue Code of 1986 and the Regulations thereto, as amended from time to time.

2.8                                                                               Compensation.

“Compensation” shall mean the base or regular cash salary payable to an Employee by the Employer, as well as incentives or bonuses payable to an Employee by the Employer, commissions payable to an Employee by the Employer, including any such amounts which are not includible in the Participant’s gross income under Sections 125, 401(k), 402(h) or 403(b) of the Internal Revenue Code of 1986, as amended.

2.9                                                                               Contributions.

“Contributions” shall mean the total of Participant Deferrals and Matching Contributions pursuant to Article IV, which represent each Participant’s credits to his Account.

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2.10                                                                        Deemed Earnings.

“Deemed Earnings” shall mean the gains and losses (realized and unrealized), and income and expenses credited or debited to Contributions based upon the Deemed Crediting Options in a Participant’s Account as of any Valuation Date.

2.11                                                                        Deemed Crediting Options.

“Deemed Crediting Options” shall mean the hypothetical options made available to Plan Participants by the Employer for the purposes of determining the proper crediting of gains and losses, and income and expenses to each Participant’s Account, subject to procedures and requirements established by the Committee.  A Participant may reallocate his Account among such Deemed Crediting Options periodically at such frequency and upon such terms as the Committee may determine from time to time.

2.12                                                                        Deferral Election Form.

“Deferral Election Form” or “Annual Deferral Election Form” shall mean that written agreement of a Participant. The Deferral Election Form shall be in such form or forms as may be prescribed by the Committee, filed annually with the Employer, according to procedures and at such times as established by the Committee. Among other information the Committee may require of the Participant for proper administration of the Plan, such agreement shall establish the Participant’s election to defer Compensation for a Plan Year under the Plan; the amount of the deferral into the Plan for the Plan Year; the Participant’s elections as to distribution of his Account, and the allocation of his Accounts among the Deemed Crediting Options provided under the Plan; and the Designated Beneficiary.

2.13                                                                        Designated Beneficiary.

“Designated Beneficiary” or “Beneficiary” shall mean the person, persons or trust specifically named to be a direct or contingent recipient of all or a portion of a Participant’s benefits under the Plan in the event of the Participant’s death prior to the distribution of his full Account Balance. Such designation of a recipient or recipients may be made and amended, at the Participant’s discretion, on the Deferral Election Form and according to procedures established by the Committee. No beneficiary designation or change of Beneficiary shall become effective until received and acknowledged by the Employer. In the event a Participant does not have a beneficiary properly designated, the beneficiary under this Plan shall be the Participant’s estate.

2.14                                                                        Disability.

“Disability” shall mean that a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than

5

twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer.

2.15                                                                        Effective Date.

“Effective Date” of the Plan shall mean January 1, 2005.

2.16                                                                        Eligible Employee.

“Eligible Employee” shall mean a person who (for any Plan Year or portion thereof) is: (1) an Employee of the Employer; (2) a member of a select group of management or a highly compensated employee of the Employer; and (3) selected by the Board Committee to participate in the Plan.

2.17                                                                        Employee.

“Employee” shall mean a full time common law employee of the Employer.

2.18                                                                        Employer.

“Employer” shall mean Cardinal Financial Corporation, its designated subsidiaries, and any corporate successors and assigns, unless otherwise provided herein.

2.19                                                                        ERISA.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.20                                                                        Key Employee.

“Key Employee” shall mean any Participant who is (i) one of the top-fifty most highly compensated officers with annual compensation in excess of $130,000 (as adjusted from time to time by Treasury regulations); (ii) a five percent owner of the Employer; or (iii) a one percent owner of the Employer with annual compensation in excess of $150,000 (as adjusted from time to time by Treasury regulations) of a publicly traded corporation.

2.21                                                                        Leave of Absence.

“Leave of Absence” shall mean a period of time, not to exceed twelve (12) consecutive calendar months during which time a Participant shall not be an active Employee of the Employer, but shall be treated for purposes of this Plan as in continuous service with the Employer. A Leave of Absence may be either paid or unpaid, but must be agreed to in writing by both the Employer and the Participant. A Leave Of Absence that continues beyond the twelve (12) consecutive months shall be treated as a Termination of Service as of the first business day of the thirteenth month for purposes of the Plan.

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2.22                                                                        Matching Contribution.

“Matching Contribution” shall mean an amount credited to a Participant’s Account in accordance with Section 4.4.

2.23                                                                        Matching Contribution Account.

“Matching Contribution Account” shall mean that portion of a Participant’s Account established to record Matching Contributions on behalf of a Participant.  Matching Contributions shall be deemed to be invested in the Employer stock, and a Participant shall not be permitted to elect a different Deemed Crediting Option for such Matching Contributions.

2.24                                                                        Participant.

“Participant” shall mean an Eligible Employee who participates in the Plan under Article III; a former Eligible Employee who has participated in the Plan and continues to be entitled to a benefit (in the form of an undistributed Account Balance) under the Plan, and any former Eligible Employee who has participated in the Plan under Article III and has not yet exceeded any Leave of Absence.

2.25                                                                        Participant Deferral.

“Participant Deferral” shall mean voluntary Participant deferral amounts, which could have been received currently but for the election to defer and are credited to his Account for later distribution, subject to the terms of the Plan.

2.26                                                                        Participant Deferral Account.

“Participant Deferral Account” shall mean that portion of a Participant’s Account established to record Participant Deferrals on behalf of a Participant.

2.27                                                                        Performance Based Compensation.

“Performance-based compensation” shall mean compensation that is (i) variable and contingent on the satisfaction of pre-established organizational or individual performance criteria; (ii) not readily ascertainable at the time; and (iii) based on services performed over a period of at least twelve months.

2.28                                                                        Plan Year.

“Plan Year” shall mean the twelve (12) consecutive month period constituting a calendar year, beginning on January 1 and ending on December 31. However, in any partial year of the Plan that does not begin on January 1, “Plan Year” shall also mean the remaining partial year ending on December 31.

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2.29                                                                        Qualified Retirement Plan.

“Qualified Retirement Plan” shall mean the 401k Plan sponsored by the Employer.

2.30                                                                        Retirement.

“Retirement” shall mean a Participant’s actual separation from service from the Employer having attained age sixty-five (62).

2.31                                                                        Separation from Service.

“Separation from Service” shall mean a Participant’s separation from service as an Employee with the Employer, other than for death, Disability, or Leave of Absence.  A transfer of employment within and among the Employer and any member of a controlled group, as provided in Code Section 409A (d)(6), shall not be deemed a Separation from Service.

2.32                                                                        Unforeseeable Emergency.

“Unforeseeable emergency” shall mean a severe financial hardship to the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

2.33                                                                        Valuation Date.

“Valuation Date” shall mean the close of each business day, as established and amended from time to time by guidelines and procedures of the Committee in its sole and exclusive discretion.

ARTICLE III—ELIGIBILITY & PARTICIPATION

3.1                                                                               Eligibility Requirements.

Only an Eligible Employee selected by the Board Committee may become a Participant in this Plan. Moreover, a Participant shall not be permitted to make new Participant Deferrals to the Plan, if he ceases to be an Eligible Employee because he is no longer a member a select group of management or highly compensated employees, or otherwise.  The Board Committee shall notify an Eligible Employee of his eligibility for a Plan Year in such form as it may determine most appropriate.  Current Participants remain eligible until notified otherwise.

3.2                                                                               Participation.

An Eligible Employee shall become a Participant in the Plan by the completion and timely filing with and subsequent acceptance by, the Employer of the Deferral Election Form, in such form and according to the terms and conditions established by the Committee. A Participant (or any

8

Designated Beneficiary who becomes entitled) remains a Participant as to his Account until his Account Balance is fully distributed under the terms of the Plan.

ARTICLE IV—ELECTIONS, DEFERRALS & MATCHING CONTRIBUTIONS

4.1                                                                               Participant Election to Defer Compensation.

A.            Prior to December 31 or an earlier date set by the Committee, a Participant may elect to defer Compensation for services to be performed in the next following Plan Year by the execution and timely filing, and Employer’s acceptance of, a Deferral Election Form in such form and according to such procedures as the Committee may prescribe from time to time. Each such Deferral Election Form shall be effective for the Plan Year to which the Deferral Election Form pertains.

B.            Each Participant may elect annually to have his Compensation for the Plan Year reduced by a whole percentage that is not less than five percent (5%) ($2,000 minimum), and up to one hundred percent (100%), by timely filing, and the acceptance by the Employer of, his Deferral Election Form detailing such deferral. The amount of this Participant Deferral shall be deferred into the Plan and credited to the Participant’s Account as provided in Article V

C.            An election to defer Performance-Based Compensation may be made at such time and in such manner as the Committee may specify, but in any event not later than six months before the end of the period for which it is earned.

D.            Under such Deferral Election Form, a Participant shall indicate the amount of such Participant Deferral; designate and allocate such Participant Deferral in or among the elective distribution Account option(s); and, allocate such Accounts among the various Deemed Crediting Options; provided, however, that Matching Contributions and earnings thereon must remain in the Employer stock Deemed Crediting Option.  The Deferral Election Form shall also permit a Participant to elect annually to receive a distribution of his entire Account in the event of a Change of Control during the forthcoming Plan Year. The Deferral Election Form may also request other information, such as a Participant’s Designated Beneficiary, as may be required or useful for the administration of the Plan.

4.2                                                                             New Participants and Partial Years.

The initial Deferral Election Form of a new Participant shall be filed with the Employer on a date established by the Committee, but in any event not later than 30 days following the date the Participant becomes eligible to participate in the Plan and shall be effective only with respect to services to be performed subsequent to the election. Such first Deferral Election Form shall be applicable to a Participant’s Compensation beginning with the first payroll in the month after such Form is filed and accepted by the Employer.

4.3                                                                               Irrevocable Elections.

An election in a Deferral Election Form to defer Compensation for a Plan Year, once made by a Participant, shall be irrevocable.  The Committee, however, shall reduce or eliminate Participant

9

Deferrals upon granting a Participant’s request for a distribution based upon an Unforeseeable Emergency.

4.4                                                                               Matching Contributions.

The Employer may, but shall not be required to, provide a deemed match, in such amounts as it may determine from time to time, for Participant Deferrals.  Such Matching Contributions, if any, shall be credited to the Matching Contribution Account of the Participant’s Account and shall be subject to the vesting requirements set forth in Section 6.2.

ARTICLE V—ACCOUNTS & ACCOUNT CREDITING

5.1                                                                               Establishment of a Participant’s Account.

A.            Bookkeeping Account. The Committee shall cause a deemed bookkeeping Account and appropriate sub-accounts, based upon the primary elective distribution option(s) to be established and maintained in the name of each Participant, according to his annual Deferral Election Form for the Plan Year. This Account shall reflect the amount of Participant Deferrals, Matching Contributions and Deemed Earnings credited on behalf of each Participant under this Plan.

B.            Bookkeeping Activity. Participant Deferrals shall be credited to a Participant’s Account on the business day they would otherwise have been made available as cash to the Participant.  Matching Contributions shall be credited to a Participant’s Account on the Valuation Date the Employer designates.  Deemed Earnings shall be credited or debited to each Participant’s Account, as well as any distributions, any other withdrawals under this Plan, as of a Valuation Date. Accounts shall continue on each Valuation Date until the Participant’s Account is fully distributed under the terms of the Plan.

5.2                                                                               Deemed Crediting Options.

A.            General.  The Committee shall establish a portfolio of two or more Deemed Crediting Options, among which a Participant may allocate amounts credited to his Account, which are subject to Participant direction under this Plan. The Committee reserves the right, in its sole and exclusive discretion, to substitute, eliminate and otherwise change this portfolio of Deemed Crediting Options, as well as the right to establish rules and procedures for the selection and offering of these Deemed Crediting Options.

B.            Employer Stock Deemed Crediting. One of the Deemed Crediting Options shall be Employer Stock.  Amounts credited to this option shall be deemed to be invested in shares of common stock of the Employer.  A Participant’s Account will be credited with deemed distributions if and when dividends are declared and paid with respect to Employer common stock, and such deemed dividends will be deemed to have been reinvested in Employer common stock as of the first business day following the deemed payment. Fair market value of Employer common stock means, as of any day, the average of the closing prices of sales of shares of common stock on all national securities exchanges on which the common stock may

10

be listed.  If there have been no sales on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day shall be used.  If such common stock is not listed on any national exchange, then the average of the representative bid and asked prices quoted in the National Association of Securities Dealers, Inc. Automated Quotation System for such date or the next preceding date that the common stock was traded on such market shall be used.

5.3                                                                               Allocation Of Account Among Deemed Crediting Options.

A.            Each Participant shall elect the manner in which his Account is divided among the Deemed Crediting Options by giving allocation instructions in a Deferral Election Form supplied by and filed with the Committee, or by such other procedure, including electronic communications, as the Committee may prescribe. A Participant’s election shall specify the percentage of his Account (in any whole percentage) to be deemed to be invested in any Deemed Crediting Option; provided, however, that a Participant Matching Contribution Account must be fully allocated to the Employer Stock Deemed Crediting Option.  Such election shall remain in effect until a new election is made.

B.            Amounts credited to a Participant’s Account shall be deemed to be invested in accordance with the most recent effective Deemed Crediting Option election. As of the effective date of any new Deemed Crediting Option election, all or a portion of the Participant’s Account shall be reallocated among the designated Deemed Crediting Options and according to the percentages specified in the new instructions, until and unless subsequent instructions shall be filed and become effective. If the Committee receives a Deemed Crediting Option election, which is unclear, incomplete or improper, the Deemed Crediting Option election then in effect shall remain in effect until the subsequent instruction is clarified, completed or otherwise made acceptable to the Committee.

5.4                                                                               Valuation and Risk of Decrease in Value.

The Participant’s Account will be valued on the Valuation Date at fair market value. On such date, Deemed Earnings will be allocated to each Participant’s Account. Each Participant and Designated Beneficiary assumes the risk in connection with any decrease in the fair market value of his Account.

5.5                                                                               Limited Function of Committee.

By deferring compensation pursuant to the Plan, each Participant hereby agrees that the Employer and Committee are in no way responsible for or guarantor of the investment results of the Participant’s Account. The Committee shall have no duty to review, or to advise the Participant on, the investment of the Participant’s Account; and in fact, shall not review or advise the Participant thereon. Furthermore, the Committee shall have no power to direct the investment of the Participant’s Account other than promptly to carry out the Participant’s deemed investment instructions when properly completed and transmitted to the Committee and accepted according to its rules and procedures.

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ARTICLE VI—VESTING

6.1                                                                             Vesting of Participant Deferrals.

A Participant shall be fully vested at all times in Participant Deferrals, as well as Deemed Earnings upon Participant Deferrals, credited to his Participant Deferral Account.

6.2                                                                               Vesting of Matching Contributions.

A Participant shall vest in Matching Contributions, as well as Deemed Earnings upon Matching Contributions, credited to his Matching Contribution Account in accordance with the schedule below.

Year of Matching Contribution:	0%
The first year after the Matching Contribution	0%
The second year after the Matching Contribution	0%
The third year after the Matching Contribution	0%
The fourth year after the Matching Contribution	100%

Notwithstanding the above, a Participant shall become fully vested in his Matching Contribution Account upon death, Disability, Change of Control or Retirement.  Upon Separation from Service, a Participant shall be entitled to the vested portion of his Matching Contribution Account, and any non-vested portion shall be forfeited.

ARTICLE VII—DISTRIBUTIONS

7.1                                                                               Distributions Generally.

A Participant’s Account shall be distributed only in accordance with the provisions of this Article VII. All distributions from Accounts under the Plan shall be made in cash in American currency.

7.2                                                                               Automatic Distributions.

A.            Participant’s Death. If the Participant dies while employed by the Employer, his Account shall be valued as of the Valuation Date next following his date of death and shall be distributed in lump sum to his Designated Beneficiary as soon as administratively feasible.

B.            Participant’s Disability. If a Participant becomes disabled while employed by the Employer, his Account shall be valued as of the Valuation Date next following his date of Disability and shall be distributed in lump sum to him as soon as administratively feasible.

C.            Separation from Service. If a Participant incurs a Separation from Service, his vested Account shall be valued as of the Valuation Date next following his official date of separation and shall be distributed in lump sum to him as soon as administratively feasible; provided, however, that the Account of a Key Employee shall not be distributed until six months following Separation from Service.

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7.3                                                                               Elective Distributions.

A Participant shall become entitled to receive a distribution from his Account at such time or times and by such method of payment as elected and specified in the Participant’s applicable annual Deferral Election Form, and/or as may be mandated by the provisions of this Article VII based upon the following distribution options:

A.            Retirement Distribution. Upon a Participant’s Retirement from the Employer, his Account shall be distributed according to the method of payment elected in his applicable Deferral Election Form.  If the Participant dies while receiving Retirement installment payments, his Designated Beneficiary shall continue to receive the remaining installments.  If subsequently, the Designated Beneficiary dies, any remaining installments will be paid to the Designated Beneficiaries estate.

B.            In-Service Distributions. If a Participant elects in his annual Deferral Election Form, he can receive a distribution from his Account, as soon as three (3) years after the end of the deferral Plan Year, all of his annual deferral amount, plus amounts credited/debited based on the performance of the Participant’s elected Deemed Crediting Options. The election is made on an annual basis, applies only to the Participant’s current Plan Year contributions, is irrevocable and is payable according to the method of payment elected in the Participant’s applicable annual Deferral Election Form. If the Participant dies while receiving In-Service installment payments, his Designated Beneficiary shall continue to receive the remaining installments. If subsequently, the Designated Beneficiary dies; any remaining installments will be paid to the Designated Beneficiary’s estate.

C.            Change of Control Distribution. If a Participant shall so elect in his annual Deferral Election Form, a Participant’s elective distribution election(s) shall be overridden and his entire Account shall be distributed to him as set forth in Section 7.4 C if a Change of Control should occur during the Plan Year.

7.4                                                                               Timing and Method of Payment for Elective Distributions.

A.            Retirement Distribution. At the election of a Participant in the applicable Deferral Election Form, a Participant may receive a Retirement distribution in a lump sum or in payments of up to ten (10) annual installments (10 years) with the first installment to begin within ten (10) days of the first business day on or after January 1 in the calendar year following the Participant’s date of Retirement and to be paid thereafter within ten (10) days of the first business day on or after January 1 of each calendar year until the Account has been fully distributed; provided, however, that a Participant who is a Key Employee shall not begin to receive payment earlier than six months following his retirement.

B.            In-Service Distributions.  At the election of a Participant in the applicable Deferral Election Form, an In-Service distribution may be selected for payment as soon as three (3) years after the end of the deferral Plan Year.  Distribution will be either in the form of a lump-sum, occurring no later than thirty (30) days following the distribution date elected on the Deferral

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Election Form, or in annual installment payments beginning with the first business day on or after the commencement date as selected by the Participant in the annual Deferral Election Form and for a duration as selected by the Participant in the annual Deferral Election Form and to be paid thereafter within ten (10) days of the anniversary of the distribution date of each calendar year until the In-Service Distribution amount has been fully distributed.  A Participant’s Account shall be valued as of such distribution date elected on the Deferral Election Form.

C.            Change of Control Distribution. If so elected by the Participant in his Annual Distribution Election Form, a distribution of all of a Participant’s Account shall be made to him in a lump sum within thirty (30) days of the effective date of a Change of Control, overriding any prior Participant election(s) for distribution. Notwithstanding the foregoing provision, no distribution shall be made to any Participant until the earliest date and upon such conditions as may be set forth under Treasury regulations issued pursuant to Code Section 409A (e). A Participant’s Account shall be valued as of such effective date of the Change of Control.  If no such election was made by the Participant in his Annual Distribution Election Form, his distribution election(s) will not be overridden.

D.            Installment Payments. In any distribution in which a Participant has elected or will receive distribution in periodic installments, the amount of each periodic installment shall be determined by applying a formula to the Account in which the numerator is the number one and the denominator is the number of remaining installments to be paid. For example, if a Participant elects ten (10) annual installments for a Retirement distribution, the first payment will be 1/10 of the Account, the second will be 1/9, the third will be 1/8; the fourth will be 1/7 and so on until the Account is entirely distributed.

E.              Failure to Designate a Method of Payment. In any situation in which the Committee is unable to determine the method of payment because of incomplete, unclear, or uncertain instructions in a Participant’s Deferral Election Form, the Participant will be deemed to have elected a lump sum distribution.

F.              Subsequent Elections.  A Participant who has made an In-Service distribution or a Retirement distribution election may make one or more subsequent elections to postpone the distribution date or to change the form of payment to another form permitted by the Plan.  Such Subsequent Election shall be made in writing is such form as is acceptable to the Committee and (i) is made at least twelve months prior to the original distribution date; (ii) provides for an effective date at least twelve months following the Subsequent Election; and (iii) postpones the commencement of payment for a period of not less than five years from the previous distribution date.

7.5                                                                               Distributions Resulting from Unforeseeable Emergency.

A Participant may request that all or a portion of his Account be distributed at any time prior to separation from service from the Employer by submitting a written request to the Committee, provided that the Participant has incurred an Unforeseeable Emergency, and the distribution is necessary to alleviate such Unforeseeable Emergency.

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Such distribution shall be limited to an amount that does not exceed the amount necessary to satisfy such emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).  Such distribution shall be made as soon as administratively practicable. The Balance not distributed from the Participant’s Account shall remain in the Plan.

7.6                                                                               Distributions of Small Accounts.

If at any time the value of the Participant’s Account is less than $5,000 (or such other greater or lesser amount as may be specified as “minimal” under Treasury regulations), the Committee, in its sole and exclusive discretion, may make a distribution in lump sum of the value of the entire Account. If the value of a Participant’s Account is zero upon the Valuation Date of any distribution, the Participant shall be deemed to have received a distribution of such Account and his participation in the Plan terminates.

ARTICLE VIII—ADMINISTRATION & CLAIMS PROCEDURE

8.1                                                                               Duties of the Employer.

The Employer shall have overall responsibility for the establishment, amendment, termination, administration, and operation of the Plan. The Employer shall discharge this responsibility by the appointment and removal (with or without cause) of the members of the Committee, to which is delegated overall responsibility for administering, managing and operating the Plan.

8.2                                                                               The Committee.

The Committee shall consist of one or more members who shall be appointed by, and may be removed by, the Employer, and one of whom (who must be an officer of the Employer) shall be designated by the Employer as Chairman of the Committee. In the absence of such appointment, the Employer shall serve as the Committee. The Committee shall consist of officers or other Employees of the Employer, or any other persons who shall serve at the request of the Employer. Any member of the Committee may resign by delivering a written resignation to the Employer and to the Committee, and this resignation shall become effective upon the date specified therein. The members of the Committee shall serve at the will of the Employer, and the Employer may from time to time remove any Committee member with or without cause and appoint their successors. In the event of a vacancy in membership, the remaining members shall constitute the Committee with full order to act.

8.3                                                                               Committee’s Powers and Duties to Enforce Plan.

The Committee shall be the “Administrator” and “Named Fiduciary” only to the extent required by ERISA for top-hat plans and shall have the complete control and authority to enforce the Plan on behalf of any and all persons having or claiming any interest in the Plan in accordance with its

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terms. The Committee, in its sole and absolute discretion, shall interpret the Plan and shall determine all questions arising in the administration and application of the Plan. Any such interpretation by the Committee shall be final, conclusive and binding on all persons.

8.4                                                                               Organization of the Committee.

The Committee shall act by a majority of its members at the time in office. Committee action may be taken either by a vote at a meeting or by written consent without a meeting. The Committee may authorize any one or more of its members to execute any document or documents on behalf of the Committee. The Committee shall notify the Employer, in writing, of such authorization and the name or names of its member or members so designated in such cases. The Employer thereafter shall accept and rely on any documents executed by said member of the Committee or members as representing action by the Committee until the Committee shall file with the Employer a written revocation of such designation.  The Committee may adopt such by-laws and regulations, as it deems desirable for the proper conduct of the Plan and to change or amend these by-laws and regulations from time to time. With the permission of the Employer, the Committee may employ and appropriately compensate accountants, legal counsel, benefit specialists, actuaries, plan administrators and record keepers and any other persons as it deems necessary or desirable in connection with the administration and maintenance of the Plan. Such professionals and advisors shall not be considered members of the Committee for any purpose.

8.5                                                                               Limitation of Liability.

A.            No member of the Board of Directors, the Employer and no officer or Employee of the Employer shall be liable to any Employee, Participant, Designated Beneficiary or any other person for any action taken or act of omission in connection with the administration or operation of this Plan unless attributable to his own fraud or willful misconduct. Nor shall the Employer be liable to any Employee, Participant, Designated Beneficiary or any other person for any such action taken or act of omission unless attributable to fraud, gross negligence or willful misconduct on the part of a Director, officer or Employee of the Employer.  Moreover, each Participant, Designated Beneficiary, and any other person claiming a right to payment under the Plan shall only be entitled to look to the Employer for payment, and shall not have the right, claim or demand against the Committee (or any member thereof), any Director, Officer or Employee of the Employer.

B.            To the fullest extent permitted by the law and subject to the Employer’s Certificate of Incorporation and By-laws, the Employer shall indemnify the Committee, each of its members, and the Employer’s officers and Directors (and any Employee involved in carrying out the functions of the Employer under the Plan) for part or all expenses, costs, or liabilities arising out of the performance of duties required by the terms of the Plan agreement, except for those expenses, costs, or liabilities arising out of a member’s fraud, willful misconduct or gross negligence.

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8.6                                                                               Committee Reliance on Records and Reports.

The Committee shall be entitled to rely upon certificates, reports, and opinions provided by an accountant, tax or pension advisor, actuary or legal counsel employed by the Employer or Committee. The Committee shall keep a record of all its proceedings and acts, and shall keep all such books of account, records, and other data as may be necessary for the proper administration of the Plan. The regularly kept records of the Committee and the Employer shall be conclusive evidence of the service of a Participant, Compensation, age, marital status, status as an Employee, and all other matters contained therein and relevant to this Plan. The Committee, in any of its dealings with Participants hereunder, may conclusively rely on any Deferral Election Form, written statement, representation, or documents made or provided by such Participants.

8.7                                                                               Costs of the Plan.

All the costs and expenses for maintaining the administration and operation of the Plan shall be borne by the Employer unless the Employer shall give notice (that Plan Participants bear this expense, in whole or in part) to: (a) Eligible Participants at the time they become a Participant by completion and filing of a Deferral Election Form; or (b) to existing Participants during annual re-enrollment.  Such notice shall detail the administrative expense to be assessed a Plan Participant, how that expense will be assessed and allocated to the Participant Accounts, and any other important information concerning the imposition of this administrative expense. This administration charge, if any, shall operate as a reduction to the bookkeeping Account of a Participant or his designated Beneficiary, and in the absence of specification otherwise shall reduce the Account, and be charged annually during the month of January.

8.8                                                                               Claims Procedure.

A.            Claim. Benefits shall be paid in accordance with the terms of this Plan. A Participant, Designated Beneficiary or any person who believes that he is being denied a benefit to which he is entitled under the Plan (hereinafter referred to as a “Claimant”) may file a written request for such benefit with the Employer, setting forth his claim. The request must be addressed to the Committee care of Secretary of the Employer at its then principal place of business.

B.            Claim Decision. Upon the receipt of a claim, the Committee shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. However, the Committee may extend the reply period for an additional ninety (90) days for reasonable cause. Any claim not granted or denied within such time period shall be deemed to have been denied.  If the claim is denied in whole or in part, the Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

(1)         The specific reason or reasons for such denial;

(2)         The specific reference to pertinent provisions of this Agreement on which such denial is based;

(3)         A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary;

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(4)         Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

(5)         The time limits for requesting a review under Subsection C and for review under Subsection D hereof.

C.            Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Employer review the determination of the Committee. Such request must be addressed to the Secretary of the Employer, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Employer. If the Claimant does not request a review of the Committee’s determination by the Secretary of the Employer within such sixty (60) day period, he shall be barred and estopped from challenging the Committee’s determination.

D.            Review of Decision. Within sixty (60) days after the Secretary’s receipt of a request for review, he will review the Committee’s determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review. Any claim not granted or denied within such time period shall be deemed to have been denied.

8.9                                                                               Litigation.

It shall only be necessary to join the Employer as a party in any action or judicial proceeding affecting the Plan. No Participant or Designated Beneficiary or any other person claiming under the Plan shall be entitled to service of process or notice of such action or proceeding, except as may be expressly required by law. Any final judgment in such action or proceeding shall be binding on all Participants, Designated Beneficiaries or persons claiming under the Plan.

ARTICLE IX—AMENDMENT, TERMINATION & REORGANIZATION

9.1                                                                               Amendment.

The Employer by action of its Board of Directors, or duly authorized Committee thereof, in accordance with its by-laws, reserves the right to amend the Plan, by resolution of the Employer, to the extent permitted under the Code and ERISA. However, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant’s (or Designated Beneficiary’s) accrued benefit prior to the date of the amendment.

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9.2                                                                               Amendment Required By Law.

Notwithstanding Section 9.1, the Plan may be amended at any time, if in the opinion of the Employer, such amendment is necessary to ensure the Plan is treated as a nonqualified plan of deferred compensation under the Code and ERISA, or to bring it into conformance with Treasury or SEC regulations or requirements for such plans. This includes the right to amend this Plan, so that any Trust, if applicable, created in conjunction with this Plan, will be treated as a grantor Trust under Sections 671 through 679 of the Code, and to otherwise conform the Plan provisions and such Trust, if applicable, to the requirements of any applicable law.

9.3                                                                               Termination.

The Employer intends to continue the Plan indefinitely. However, the Employer by action of its Board of Directors or a duly authorized Committee thereof, in accordance with its by-laws, reserves the right to terminate the Plan at any time. However, no such termination shall deprive any participant or Designated Beneficiary of a right accrued under the Plan prior to the date of termination.

9.4                                                                               Consolidation/Merger.

The Employer shall not enter into any consolidation or merger without the guarantee and assurance of the successor or surviving company or companies to the obligations contained under the Plan. Should such consolidation or merger occur, the term “Employer” as defined and used in this Agreement shall refer to the successor or surviving company.

ARTICLE X—GENERAL PROVISIONS

10.1                                                                        Applicable Law.

Except insofar as the law has been superseded by Federal law, Virginia law shall govern the construction, validity and administration of this Plan as created by this Agreement. The parties to this Agreement intend that this Plan shall be a nonqualified unfunded plan of deferred compensation without plan assets and any ambiguities in its construction shall be resolved in favor of an interpretation which will effect this intention.

10.2                                                                        Benefits Not Transferable or Assignable.

A.            Benefits under the Plan shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefits shall be void, nor shall any such benefits be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to them. However, a Participant may name a recipient for any benefits payable or which would become payable to a Participant upon his death. This Section shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, including a qualified domestic relations order under Section 414(p) of the Code. In addition, the following actions

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shall not be treated or construed as an assignment or alienation: (a) Plan Contribution or distribution tax withholding; (b) recovery of distribution overpayments to a Participant or Designated Beneficiary; (c) direct deposit of a distribution to a Participant’s or Designated Beneficiary’s banking institution account; or (d) transfer of Participant rights from one Plan to another Plan, if applicable.

B.            The Employer may bring an action for a declaratory judgment if a Participant’s, Designated Beneficiary’s or any Beneficiary’s benefits hereunder are attached by an order from any court. The Employer may seek such declaratory judgment in any court of competent jurisdiction to:

(1)         determine the proper recipient or recipients of the benefits to be paid under the Plan;

(2)         protect the operation and consequences of the Plan for the Employer and all Participants; and

(3)         request any other equitable relief the Employer in its sole and exclusive judgment may feel appropriate.

Benefits which may become payable during the pendency of such an action shall, at the sole discretion of the Employer, either be:

(1)         paid into the court as they become payable or

(2) held in the Participant’s or Designated Beneficiary’s Account subject to the court’s final distribution order.

10.3                                                                        Not an Employment Contract.

The Plan is not and shall not be deemed to constitute a contract between the Employer and any Employee, or to be a consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall give or be deemed to give an Employee the right to remain in the employment of the Employer or to interfere with the right to be retained in the employ of the Employer, any legal or equitable right against the Employer, or to interfere with the right of the Employer to discharge any Employee at any time. It is expressly understood by the parties hereto that this Agreement relates to the payment of deferred compensation for the Employee’s services, generally payable after separation from employment with the Employer, and is not intended to be an employment contract.

10.4                                                                        Notices.

A.            Any notices required or permitted hereunder shall be in writing and shall be deemed to be sufficiently given at the time when delivered personally or when mailed by certified or registered first class mail, postage prepaid, addressed to either party hereto as follows:

If to the Employer:

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Cardinal Financial Corporation

8270 Greensboro Drive

Suite 500

McLean, Virginia 22102

If to the Participant:

At his last known address, as indicated by the records of the Employer.

or to such changed address as such parties may have fixed by notice. However, any notice of change of address shall be effective only upon receipt.

B.            Any communication, benefit payment, statement of notice addressed to a Participant or Designated Beneficiary at the last post office address as shown on the Employer’s records shall be binding on the Participant or Designated Beneficiary for all purposes of the Plan. The Employer shall not be obligated to search for any Participant or Designated Beneficiary beyond sending a registered letter to such last known address.

10.5                                                                        Severability.

The Plan as contained in the provisions of this Agreement constitutes the entire Agreement between the parties. If any provision or provisions of the Plan shall for any reason be invalid or unenforceable, the remaining provisions of the Plan shall be carried into effect, unless the effect thereof would be to materially alter or defeat the purposes of the Plan. All terms of the plan and all discretion granted hereunder shall be uniformly and consistently applied to all the Employees, Participants and Designated Beneficiaries.

10.6                                                                        Participant is General Creditor with No Rights to Assets.

A.            The payments to the Participant or his Designated Beneficiary or any other beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Employer, no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Employer’s obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that any person acquires a right to receive payments from the Employer under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer; no such person shall have nor require any legal or equitable right, or claim in or to any property or assets of the Employer. The Employer shall not be obligated under any circumstances to fund obligations under this Agreement.

B.            The Employer at its sole discretion and exclusive option, may acquire and/or set-aside assets or funds, in a trust or otherwise, to support its financial obligations under this Plan. No such trust established for this purpose shall be established in or transferred to a location that would cause it to be deemed to be an “offshore trust” for purposes of Code Section 409A (b)(1).  No such acquisition or set-aside shall impair or derogate from the Employer’s direct obligation to a Participant or Designated

21

Beneficiary under this Plan. However, no Participant or Designated Beneficiary shall be entitled to receive duplicate payments of any Accounts provided under the Plan because of the existence of such assets or funds.

C.            In the event that, in its discretion, the Employer purchases an asset(s) or insurance policy or policies insuring the life of the Participant to allow the Employer to recover the cost of providing benefits, in whole or in part hereunder, neither the Participant, Designated Beneficiary nor any other beneficiary shall have any rights whatsoever therein in such assets or in the proceeds therefrom. The Employer shall be the sole owner and beneficiary of any such assets or insurance policy and shall possess and may exercise all incidents of ownership therein. No such asset or policy, policies or other property shall be held in any trust for the Participant or any other person nor as collateral security for any obligation of the Employer hereunder. Nor shall any Participant’s participation in the acquisition of such assets or policy or policies be a representation to the Participant, Designated Beneficiary or any other beneficiary of any beneficial interest or ownership in such assets, policy or policies. A Participant may be required to submit to medical examinations, supply such information and to execute such documents as may be required by an insurance carrier or carriers (to whom the Employer may apply from time to time) as a precondition to participate in the Plan.

10.7                                                                        No Trust Relationship Created.

Nothing contained in this Agreement shall be deemed to create a trust of any kind or create any fiduciary relationship between the Employer and the Participant, Designated Beneficiary, other beneficiaries of the Participant, or any other person claiming through the Participant. Funds allocated hereunder shall continue for all purposes to be part of the general assets and funds of the Employer and no person other than the Employer shall, by virtue of the provisions of this Plan, have any beneficial interest in such assets and funds.  The creation of a grantor Trust (so called “Rabbi Trust”) under the Code (owned by and for the benefit of the Employer) to hold such assets or funds for the administrative convenience of the Employer shall not give nor be a representation to a Participant, Designated Beneficiary, or any other person, of a property or beneficial ownership interest in such Trust assets or funds even though the incidental advantages or benefits of the Trust to Plan Participants may be communicated to them.

10.8                                                                        Limitations on Liability of the Employer.

Neither the establishment of the Plan nor any modification hereof nor the creation of any Account under the Plan nor the payment of any benefits under the Plan shall be construed as giving to any Participant or any other person any legal or equitable right against the Employer or any Director, officer or Employee thereof except as provided by law or by any Plan provision.

10.9                                                                        Agreement Between Employer and Participant Only.

This Agreement is solely between the Employer and Participant. The Participant, Designated Beneficiary, estate or any other person claiming through the Participant, shall only have recourse against the Employer for enforcement of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Employer and its successors and assigns, and the Participant, successors, heirs, executors, administrators and beneficiaries.

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10.10                                                                 Independence of Benefits.

The benefits payable under this Agreement are for services already rendered and shall be independent of, and in addition to, any other benefits or compensation, whether by salary, bonus, fees or otherwise, payable to the Participant under any compensation and/or benefit arrangements or plans, incentive cash compensations and stock plans and other retirement or welfare benefit plans, that now exist or may hereafter exist from time to time.

10.11                                                                 Unclaimed Property.

Except as may be required by law, the Employer may take any of the following actions if it gives notice to a Participant or Designated Beneficiary of an entitlement to benefits under the Plan, and the Participant or Designated Beneficiary fails to claim such benefit or fails to provide their location to the Employer within three (3) calendar years of such notice:

(1)         Direct distribution of such benefits, in such proportions as the Employer may determine, to one or more or all, of a Participant’s next of kin, if their location is known to the Employer;

(2)         Deem this benefit to be a forfeiture and paid to the Employer if the location of a Participant’s next of kin is not known.  However, the Employer shall pay the benefit, unadjusted for gains or losses from the date of such forfeiture, to a Participant or Designated Beneficiary who subsequently makes proper claim to the benefit.

The Employer shall not be liable to any person for payment pursuant to applicable state unclaimed property laws.

10.12                                                                 Required Tax Withholding and Reporting.

The Employer shall withhold and report Federal, state and local income and payroll tax amounts on all Contributions to and distributions and withdrawals from a Participant’s Account as may be required by law from time to time.

CARDINAL FINANCIAL CORPORATION

BY

Title

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